As filed with the Securities and Exchange Commission on April 26, 2006

                      Registration Nos. 33-82610; 811-03249

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. ( )

                       POST-EFFECTIVE AMENDMENT NO. 15 (X)


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                              Amendment No. 29 (X)

                        (Check appropriate box or boxes)

                              MAXIM SERIES ACCOUNT
                           (Exact name of Registrant)
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
        (Address of Depositor's Principal Executive Officers) (Zip Code)

               Depositor's Telephone Number, including Area Code:
                                 (800) 537-2033


                              Raymond L. McFeetors

                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                                    Copy to:
                              James F. Jorden, Esq.
                                 Jorden Burt LLP
               1025 Thomas Jefferson Street, N.W., Suite 400 East
                           Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate space):

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement


___ Immediately upon filing pursuant to paragraph (b) of Rule 485
_X_ On May 1, 2006, pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ On ___________, pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of securities being registered: flexible premium deferred variable annuity contracts

                               Maximum Value Plan
        An Individual Flexible Premium Deferred Variable Annuity Contract

                                 Distributed by
                               GWFS Equities, Inc.

                                    Issued by
                   Great-West Life & Annuity Insurance Company

Overview

This prospectus describes the Maximum Value Plan--an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (we, us, or Great-West). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the "Contract."

This prospectus presents important information you should read before purchasing the Contract. Please read it carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information ("SAI") dated May 1, 2006, which has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus, which means that it is legally a part of this prospectus. The SAI's table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the Securities and Exchange Commission's Web site at http:\\www.sec.gov.


Who Should Invest
The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity ("Annuity IRA") or for other long-term investment purposes.

Allocating Your Money

You can allocate your money among 20 Investment Divisions of Maxim Series Account ("Series Account"). Each Investment Division invests all of its assets in one of 20 corresponding mutual funds ("Eligible Funds"). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund. Following is a list of the Eligible
Funds:


Maxim Series Fund, Inc.:

Maxim Money Market Portfolio

Maxim Bond Index Portfolio

Maxim Stock Index Portfolio

Maxim U.S. Government Securities Portfolio

Maxim Index 600 Portfolio

Maxim Ariel Mid-Cap Value Portfolio


Maxim Trusco Small-Cap Growth Portfolio (formerly Maxim MFS(R) Small-Cap Growth Portfolio)


Maxim INVESCO ADR Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Loomis-Sayles Bond Portfolio

Maxim Ariel Small-Cap Value Portfolio


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   The date of this prospectus is May 1, 2006



Maxim Value Index Portfolio

Maxim Growth Index Portfolio

Maxim T. Rowe Price MidCap Growth

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Fidelity Variable Insurance Products Fund:

Fidelity VIP Contrafund(R) Portfolio

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:
Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
800-228-8706

                    [This space intentionally left blank.]


This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and if given or made, such other information or representations must not be relied upon.
                  The Contract is not available in all states.

Table of Contents

Definitions.....................................................................
Fee Table.......................................................................
Condensed Financial Information.................................................
Key Features of the Contract....................................................
Great-West Life & Annuity Insurance Company and the Series Account..............
The Eligible Funds..............................................................
Application and Initial Contributions...........................................
Additional Contributions........................................................
Annuity Account Value...........................................................
Transfers.......................................................................
Market Timing and Excessive Trading.............................................
Automatic Custom Transfers......................................................
Telephone/Internet Transactions.................................................
Cash Withdrawals................................................................
Death Benefit...................................................................
Charges and Deductions..........................................................
Payment Options.................................................................
Annuity Payments................................................................
Federal Tax Matters.............................................................
Taxation of Annuities...........................................................
Assignments or Pledges..........................................................
Distribution of the Contracts...................................................
Voting Rights...................................................................
Rights Reserved by Great-West...................................................
Adding and Discontinuing Investment Divisions...................................
Substitution of Investments.....................................................
Legal Matters...................................................................
Legal Proceedings...............................................................
Available Information...........................................................
Appendix A:  Condensed Financial Information....................................
Appendix B:  Calculation of the Net Investment Factor...........................

Definitions

Accumulation Period
The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit
An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices

The administrative offices of Great-West, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.


Annuitant
The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date
The date payments begin under an annuity payment option.

Annuity Account
An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value
The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period
The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit
An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan
A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary
The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions

The amounts you invest or deposit into your annuity.


Contingent Owner
The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date
The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund
A mutual fund in which an Investment Division invests all of its assets.

Guaranteed Account Value
The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account
The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Individual Retirement Annuity ("Annuity IRA")
An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Investment Division
The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.


Owner (Joint Owner) or you

The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax
A tax charged by a state or other local governmental authority in connection with your Contract.

Request
Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account
The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and consists of the individual Investment Divisions.

Surrender Charge
A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.


Surrender Value
The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date
The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.

Transfer
When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date
A date on which we calculate the value of the Investment Divisions. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Variable Account Value
The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts
An account we maintain for you that reflects the value credited to you from an Investment Division.


                     [This space intentionally left blank.]

                                    Fee Table


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State Premium Taxes may also be deducted.


Contract Owner Transaction Expenses

        Sales Load Imposed on Purchases
        (as a percentage of Contributions)                        None

        Maximum Surrender Charge (as a percentage
        of amount surrendered)                                    7%* maximum

        Transfer Fee                                              None

* The Surrender Charge is equal to the percentage of the amount distributed less the "Free Amount" based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

      Contract Years
        Completed                   Surrender Charge
            1                              7%
            2                              6%
            3                              5%
            4                              4%
            5                              3%
            6                              2%
        7 or more                          0%


For more information about the circumstances in which the "Free Amount" may apply, see "Surrender Charges" on page xx of this prospectus.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

        Annual Contract Maintenance Charge                            $27.00

        Series Account Annual Expenses
        (as an annual percentage of Variable Sub-Account(s) value)

               Mortality and Expense Risk Charge                      1.25%

               Account Fees and Expenses                              None

                   Total Series Account Annual Expenses 1.25%



The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.

Total Annual Eligible Fund Operating Expenses          Minimum    Maximum
(expenses that are deducted from Eligible Fund
assets, including management fees, distribution
[and/or service] (12b-1) fees, and other expenses)      .25%      1.11%(1)



EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



(1) If you surrender your Contract at the end of the applicable time period:

1 year         3 years       5 years        10 years

$ 898          $ 1298        $ 1765         $ 3514


(2) If you annuitize at the end of the applicable time period:

1 year         3 years       5 years        10 years

$ 252          $ 814         $ 1460         $ 3514


(3) If you do not surrender your Contract:

1 year         3 years       5 years        10 years

$ 252          $ 814         $1460          $ 3514

_______________________


(1) The expenses shown do not reflect any fee waiver or expense reimbursement. The advisers of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.

The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and Example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Charges and Deductions" on page xx of this prospectus.


Condensed Financial Information
A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is also included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent registered public accounting firm. To obtain a fuller picture of each Investment Division's finances and performance, you should also review the Series Account's financial statements, which are contained in the SAI.


Key Features of the Contract

Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest
You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:
o       $5,000; or
o       $2,000 if an Annuity IRA
The minimum additional Contribution is:
o       $500; or
o       $50 if made via Automatic Contribution Plan

Allocation of Your Contributions
Your initial Contribution and any subsequent Contributions will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period
The Contract provides for a "free look" period that allows you to cancel your Contract generally within ten days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices
The Contract gives you an opportunity to select among 20 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.

The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund by contacting Great-West.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract You pay the following charges under the Contract:

          o    An annual contract maintenance charge
          o    A mortality and expense risk charge You may also have to pay:
          o A Surrender Charge (if you withdraw Annuity Account Value within seven years after purchasing the Contract)
          o    A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers
You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals
You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.

Withdrawals may be taxable, and if made prior to age 59 1/2, subject to an additional 10% early withdrawal penalty federal tax.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender Charge.

Payment Options
A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit
The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of: o the Annuity Account Value on the date of death, less any applicable Premium Tax; or
o the sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.


Great-West Life & Annuity Insurance Company and the Series Account Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.


The Series Account
Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the Securities and Exchange Commission.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

The Series Account currently has 20 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. If we decide to make additional Investment Divisions available to Owners of the Contracts, we may or may not make them available to you based on our assessment of marketing needs and investment conditions.

The Eligible Funds
Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the Securities and Exchange Commission as an open-end management investment company or portfolio thereof. The Securities and Exchange Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.


Investment advisers that manage publicly traded mutual funds with similar names and investment objectives have established some of the Eligible Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.


GWFS may receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Eligible Funds for providing distribution related services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.25% annually of Series Account assets invested in an Eligible Fund.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Eligible Fund invests in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Eligible Fund also invests in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality). Additionally, this Eligible Fund invests in securities which are only denominated in U.S. dollars. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the "Lehman Index"). Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Lehman Index, and a portfolio of securities using a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor's (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap 400 Index, weighted according to their respective pro-rata shares of the market.1 The S&P Mid-Cap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the S&P's Corporation of companies having a weighted marked capitalization averaging $3.4 billion. The S&P 500 Composite Stock Index... This Eligible Fund seeks to own the securities contained in the benchmark indexes in as close as possible a proportion as each stock's weight in the benchmark indexes. This may be accomplished through ownership of all stocks in the benchmark indexes and/or through a combination of stock ownership and owning futures contracts on the benchmark indexes and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark indexes.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. This Eligible Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. It invests in private mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This Eligible Fund invests in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities. It also invests in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, this Eligible Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, this Eligible Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the Eligible Fund is committed to buy may decline below the price of the securities the Eligible Fund has sold.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.(1) The stocks which make up the S&P 600 Stock Index trade on the New York Stock Exchange, American Stock and Options Exchange, or NASDAQ over-the-counter market. The S&P 600 Stock Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market. This Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($2.01 billion to $5.11 billion), medium ($5.11 billion to $15.33 billion), or medium/large ($15.33 billion to $56.18 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. This Eligible Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. This Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. This Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

__________________________
(1) Standard & Poor's(R)", "S&P(R)", S&P
Small-Cap 600 Stock Index, S&P 500 Composite Stock Price Index, S&P Mid-Cap Index, S&P 500/Citigroup Value Index and "S&P 500/Citigroup Growth Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great West Life & Annuity Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using any index.

Maxim Trusco Small-Cap Growth Portfolio (formerly Maxim MFS(R) Small-Cap Growth Portfolio) seeks to achieve long-term capital growth. Under normal circumstances, this Eligible Fund invests in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This Eligible Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion. This Eligible Fund will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth. This Eligible Fund invests up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Eligible Fund will select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies. It will analyze potential investments through computer analysis which compares current stock price to measures such as book value, historical return on equity, company's ability to reinvest capital, dividends, and dividend growth. This Eligible Fund utilizes a global sector based approach to company research.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This Eligible Fund emphasizes companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation. It invests in companies which have some of the following characteristics: established operating histories; above-average current dividend yields relative to Standard & Poor's 500 Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500 Index; and low stock price relative to a company's underlying value as measured by assets, earnings, cash flow or business franchises. This Eligible Fund may also invest up to 25% of its total assets in foreign securities. In pursuing its investment objective, this Eligible Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Eligible Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchase, including futures and options, in keeping with the Eligible Fund's objectives. This Eligible Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. This Eligible Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Eligible Fund, and maximum total return potential. This Eligible Fund may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities and up to 35% in below investment grade quality ("high yield/high risk" or "junk") bonds.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($1.82 billion and below) or medium/small ($1.82 million to $4.48 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase. This Eligible Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim Value Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P 500/Citigroup Value Index.(1) The S&P 500/Citigroup Value Index is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high value scores, which are derived from a simple average of four risk factors used to determine value: book value-to-price, cash flow-to-price, sales-to price, and dividend yield. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Growth Index Portfolio seeks investment results that, before fees, track the total return of the common stocks that comprise the S&P 500/Citigroup Growth Index.(1) The S&P 500/Citigroup Growth Index is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high value scores, which are derived from a simple average of four risk factors used to determine value: book value-to-price, cash flow-to-price, sales-to price, and dividend yield. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P 400 MidCap Index or the Russell MidCap Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The Portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges. This Eligible Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, operate in industries experiencing increasing demand, or are believed to be undervalued in the market place. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using the sub-adviser's fundamental research, which encompasses both qualitative and quantitative analysis. The Eligible Fund will be broadly diversified, which helps to mitigate the downside risk attributable to any single poorly-performing security. This Eligible Fund may invest up to 25% of its total assets in foreign securities. In pursuing its investment objective, the Eligible Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Eligible Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with the Eligible Fund's objectives. The Eligible Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.



Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment time horizons and personal objectives.


Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.


Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments.


Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Eligible Fund invests in securities of companies whose value it believes is not fully recognized by the public. It uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. This strategy can lead to investments in domestic or foreign issuers. Fidelity Management and Research Company may invest in either "growth" stocks or "value" stocks or both.

Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC ("MCM")), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 2 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the Securities and Exchange Commission, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLC ("Ariel") is the sub-adviser to the Maxim Ariel Mid-Cap Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

BNY Investment Advisors ("BNY") is the sub-adviser to the Maxim Stock Index, Maxim Index 600, Maxim Value Index and Maxim Growth Index Portfolios. BNY is located at One Wall Street, New York, New York 10286. BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.

INVESCO Global Asset Management (N.A.), Inc. is the sub-adviser to the Maxim INVESCO ADR Portfolio. INVESCO Global Asset Management (N.A.), Inc. is located at 1360 Peachtree Street N.E. #100, Atlanta, Georgia 30309.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis-Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.


T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-adviser to the Maxim
T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc. Trusco Capital Management, Inc. ("Trusco") is the sub-adviser to the Maxim Trusco Small-Cap Growth Portfolio. Trusco is located at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment
All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds
Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-228-8706, or by writing to Great-West's Administrative Offices. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

Application and Initial Contributions
The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:


o    $5,000; or
o    $2,000 if an Annuity IRA.

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West's Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.


During the 10-day (or longer where required by state law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.


Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you.

If you exercise the free look privilege, you must return the Contract to Great-West's Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

Additional Contributions
You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

o   $500; or
o   $50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value
Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division's Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division's Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.


The value of an Investment Division's assets is determined at the end of each Valuation Date. A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk(R), or through the Internet, will not be processed.


Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

Transfers
In General

Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West's Administrative Offices, by calling KeyTalk(R) - the voice response unit at 1-800-701-8255, or through the Internet at http://www.gwrs.com.


Your Request must specify:
o    the amounts being Transferred,
o the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made, and
o the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer. If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from the Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions
We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund's portfolio securities and the reflection of that change in the Eligible Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.


We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner's activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately (unless the applicable Eligible Fund requires that a restriction be implemented immediately without warning, in which case the trading restriction described below will be implemented immediately and written notice of the same will be provided to the individual). We will then provide a subsequent report of the Owner's trading activity to the Eligible Fund. If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to Great-West through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual.

Please note that the Account's market timing procedures are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.


We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.


The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Eligible Funds that would be affected by the Transfers.


We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.


You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by Eligible Funds.


Automatic Custom Transfers
Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.


You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

o The minimum amount that can be Transferred out of an Investment Division is $100 per month.

o You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) specify the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.


You may terminate dollar cost averaging at any time.


You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.


Rebalancer
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

o    Your entire Variable Account Value must be included.
o You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing.


You may modify the allocations or stop rebalancer at any time, by Request.


You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

Telephone/Internet Transactions
You may make Transfer Requests by telephone by using KeyTalk(R), or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West's Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

o    No withdrawals may be made after the Annuity Commencement Date.
o If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
o Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
o If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.

o If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
o Proceeds will generally be paid in one lump sum within seven days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of seven days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions are not clear, your Request will be denied and your withdrawal will not be processed.


After a withdrawal of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service ("IRS"). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to
Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit
Death Benefit Payments--After Annuity Commencement Date
If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant's date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant's death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date
If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date
If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date
If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

        (a) First, to the surviving Joint Owner.
        (b) If there is no surviving Joint Owner, then to the Contingent Owner.
        (c) If there is no Contingent Owner, then to the Annuitant.

If the Owner's surviving spouse is the person entitled to receive benefits upon the Owner's death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date
If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure
If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

     o the Annuity Account Value as of the date of death, less any applicable Premium Tax; or
     o the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

     o    new allocation instructions are requested by the Beneficiary; or
     o    the death benefit is actually paid to the Beneficiary


The death benefit will become payable following receipt by Great-West of the Beneficiary's Request. Unless otherwise specified by the Owner prior to the Annuitant's death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:


     o    payment in a single sum; or
     o    payment under any of the payment options provided under the Contract.


Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner's death from a Contract purchased on a non-tax qualified basis ("Non-Qualified Contract") before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to Internal Revenue Code ss.72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner's death. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under Internal Revenue Code ss.72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner's death. Payments must be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to Internal Revenue Code ss.401(a)(9).

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West's Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions
No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

o    An annual contract maintenance charge, and
o    a mortality and expense risk charge.

You may also pay:

o a Surrender Charge (only for withdrawals within the first seven Contract years), and
o deductions for Premium Tax (only if applicable depending on your state of residence).


You also indirectly bear the expenses of the Eligible Funds.

Annual Contract Maintenance Charge
Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.

The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

o The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.

o The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.

The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax
We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge
We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.

o The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.
o The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
o    Only one Free Amount is available in each calendar year.
o The Free Amount will be applied to the first withdrawal made in each year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

o    you Request an annuity option with a payment period of at least 36 months;
     or
o you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
o the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

 Contract Years Completed        Percentage of
                                 Distribution
            1                         7%
            2                         6%
            3                         5%
            4                         4%
            5                         3%
            6                         2%
            7                         0%

Expenses of the Eligible Funds

The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds' fees and deductions. You bear these costs indirectly when you allocate to an Investment Division. Additional information about the fees and deductions can be found in the Eligible Funds' prospectuses.


Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options
Periodic Payments

You may Request that all or part of the Annuity Account Value be applied to a periodic payment option.

In Requesting periodic payments, you must elect:

o    The payment frequency of either 12-, 6-, 3- or 1-month intervals;
o    A payment amount--a minimum of $50 is required;
o    The calendar day of the month on which payments will be made;
o    One payment option; and

o The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) Prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) Select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

o You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
o You may keep the same investment options as were in force before periodic payments began.
o    Charges and fees under the Contract continue to apply.
o The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

o the date the amount elected to be paid under the option selected has been reduced to zero.
o    the Annuity Account Value is zero.
o    You Request that withdrawals stop.
o    You or the Annuitant dies.

Periodic Payment Options
If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1--Income for a specified period (at least 36 months)
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2--Income of a specified amount (at least 36 months)
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3--Interest Only
The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the Annuity Account Value is invested in the Guaranteed Sub-Account.

Option 4--Minimum distribution
If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5--Any Other Form (at least 36 months)
Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

Annuity Payments
Annuity Commencement Date

You choose the date you would like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.


Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.


The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by Great-West at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.


Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years


Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you are using this Contract in connection with an Individual Retirement Account, you should consider consulting a competent tax adviser regarding the application of the minimum distribution requirements.


Annuity Payment Options
You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1--Income of specified amount
(Available as fixed payments only)
The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2--Income for a specified period
(Available as fixed payments only)
Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3--Life annuity with guaranteed period
This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4--Life annuity
This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 - Any other form
Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions
Amount of first payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return ("AIR") of 5%.

Annuity units

The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.


Amount of payments after the first payment
After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments

The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by Great-West. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.


Transfers after the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions
Once payments start under the annuity payment option you select:

o    no changes can be made in the annuity form,
o    no additional Contributions will be accepted under the Contract, and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" for details.

Federal Tax Matters
Seek Tax Advice
The discussion below of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax adviser should be consulted for further information.

Introduction
The following discussion is a general description of the federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with IRAs ("Annuity IRA"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities
In General
Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a "natural person" will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

o    Where the Contract is acquired by the estate of a decedent.
o    Where the Contract is an Annuity IRA.
o Where the Contract is a qualified funding asset for a structured settlement.
o Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.
o    Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payment is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity payments
Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the "investment in the Contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

Penalty tax
For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:


o    Made on or after the date on which the Owner attains age 59 1/2.
o Made as a result of the death or disability of the Owner under the Contract.
o Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary.
o    Received under an immediate annuity.


Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax adviser.

Taxation of death benefit proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
o If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death
In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1. If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.
2. If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.


Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to the rules under Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.


Diversification of Investments
For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be "adequately diversified" in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered "adequately diversified." Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.


Transfers, assignments or exchanges
A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax adviser before purchasing more than one Contract.

Withholding

Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the Owner's tax status.Owners, however, generally are provided the opportunity to elect not to have tax withheld from distributions.


Section 1035 exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Individual Retirement Annuities
Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges
Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under "Taxation of Annuities." Please consult a competent tax adviser for further information.

Distribution of the Contracts

GWFS Equities, Inc. ("GWFS") is the principal underwriter and distributor of the Contracts. GWFS is a wholly owned subsidiary of Great-West and is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc.. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.


Voting Rights
To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West
We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

o To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
o To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.
o To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.
o To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
o To change the time or time of day at which a Valuation Date is deemed to have ended.
o To make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.


Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.

Adding and Discontinuing Investment Divisions
We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

Substitution of Investments
When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the Securities and Exchange Commission, and prior notice to you.

Legal Matters
Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.

Legal Proceedings
There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, Inc., the principal underwriter of the Contracts. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Available Information

We have filed a registration statement ("Registration Statement") with the Securities and Exchange Commission under the 1933 Act and the 1940 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the public reference room of the Securities and Exchange Commission located at 100 F Street, N.E., Washington, D.C.


The Statement of Additional Information contains more specific information relating to the Series Account and Great-West, such as:


o    Custodian and Independent Registered Public Accounting Firm;

o    Underwriter; and


o    Financial Statements

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
     Selected Data for Accumulation Units Outstanding Throughout Each Period
                        For the Periods Ended December 31


------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

Investment Division                   2005     2004      2003      2002     2001      2000      1999      1998      1997      1996

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

FIDELITY VIP  II CONTRAFUND
Value at beginning of period          14.85    13.02    10.26     11.46     13.23    14.35     10.00
Value at end of period                17.15    14.85    13.02     10.26     11,46    13.23     14.35
Number of accumulation units         10,879   13,018    12,839    15,923   25,897    33,124    11,336
outstanding at end of period

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------
------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

MAXIM STOCK INDEX
Value at beginning of period          25.74    23.53    18.56     24.07     27.60    30.35     25.67     20.50     15.70     13.05
Value at end of period                26.70    25.74    23.53     18.56     24.07    27.60     30.35     25.67     20.50     15.70
Number of accumulation units         78,956   91,037   105,025   107,411   137,794  156,654   124,499   154,519   169,289   130,996
outstanding at end of period

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

MAXIM ARIEL MID-CAP VALUE
Value at beginning of period          35.24    31.78    24.83     28.18     24.15    20.60     20.80     15.75     14.12     13.49
Value at end of period                35.98    35.24    31.78     24.83     28.18    24.15     20.60     20.80     15.75     14.12
Number of accumulation units         23,248   26,967    28,088    27,764   30,078    29,343    51,895    52,202    49,565    83,399
outstanding at end of period

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

MAXIM  INDEX 600
Value at beginning of period          27.79    23.11    16.94     20.24     19.37    17.79     16.10     16.57     13.87     12.18
Value at end of period                29.38    27.79    23.11     16.94     20.24    19.39     17.79     16.10     16.57     13.87
Number of accumulation units         16,645   17,845    16,092    13,926   17,208    18,670    20,517    19,021    14,918    10,976
outstanding at end of period

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------
------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

MAXIM LOOMIS-SAYLES BOND
Value at beginning of period          24.97    22.78    17.73     16.16     15.96    15.45     14.91     14.60     13.12     12.03
Value at end of period                25.58    24.97    22.78     17.73     16.16    15.96     15.45     14.91     14.60     13.12
Number of accumulation units         12,227   15,128    14,064    14,888   52,542    56,967    60,769    77,918    23,403    12,487
outstanding at end of period

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

MAXIM INVESCO ADR
Value at beginning of period          18.95    16.04    12.37     14.42     17.50    19.72     16.28     14.90     13.46     11.25
Value at end of period                20.83    18.95    16.04     12.37     14.42    17.50     19.72     16.28     14.90     13.46
Number of accumulation units         20,938   18,197    20,146    16,951   20,956    23,147    27,044    35,311    31,948    15,133
outstanding at end of period

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------
------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------

MAXIM MONEY MARKET
Value at beginning of period          12.57    12.61    12.68     12.66     12.36    11.80     11.40     10.97     10.55     10.17
Value at end of period                12.76    12.57    12.61     12.68     12.66    12.36     11.80     11.40     10.97     10.55
Number of accumulation units         65,964   72,990    97,844   110,458   112,573   85,500   278,853    72,950    55,510    30,071
outstanding at end of period

------------------------------------ -------- -------- --------- --------- -------- --------- --------- --------- --------- --------






                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
     Selected Data for Accumulation Units Outstanding Throughout Each Period
                        For the Periods Ended December 31


------------------------------------------ ------- -------- -------- -------- -------- -------- -------- -------- --------- --------

Investment Division                         2005    2004     2003     2002     2001     2000     1999     1998      1997     1996

------------------------------------------ ------- -------- -------- -------- -------- -------- -------- -------- --------- --------

MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period                        28.65    22.45    24.25    21.24    16.98    18.25    17.07    13.51     11.60
                                           34.57
Value at end of period                     33.98    34.57    28.65    22.45    24.25    21.24    16.98    18.25    17.07     13.51
Number of accumulation units               8,002    8,024    7,607   10,923    6,514    2,879    5,405    5,611    3,046     1,551
outstanding at end of period

------------------------------------------ ------- -------- -------- -------- -------- -------- -------- -------- --------- --------

MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period               28.85    25.39    20.45    23.84    23.75    21.30    20.86    19.39    15.24     12.92
Value at end of period                     29.67    28.85    25.39    20.45    23.84    23.75    21.30    20.86    19.39     15.24
Number of accumulation units              37,594   39,929   46,571   43,736   50,304   55,601   75,493   88,484   106,469   67,415
outstanding at end of period

------------------------------------------ ------- -------- -------- -------- -------- -------- -------- -------- --------- --------
------------------------------------------ ------- -------- -------- -------- -------- -------- -------- -------- --------- --------

MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period               16.70    16.27    16.06    14.81    14.01    12.83    12.95    12.23    11.41     11.12
Value at end of period                     16.85    16.70    16.27    16.06    14.81    14.01    12.83    12.95    12.23     11.41
Number of accumulation units              12,932  15,586   19,264   21,503   14,175   10,223   22,422   28,453    12,346   15,784
outstanding at end of period

------------------------------------------ ------- -------- -------- -------- -------- -------- -------- -------- --------- --------

MAXIM GROWTH INDEX
Value at beginning of period               10.96    10.48    8.50     11.33    13.21    17.23    13.75    10.00
Value at end of period                     11.21    10.96    10.48    8.50     11.33    13.21    17.23    13.75
Number of accumulation units              27,578  36,226   37,227   45,398   57,981   64,917   26,778   45,896
outstanding at end of period

------------------------------------------ ------- -------- -------- -------- -------- -------- -------- --------

MAXIM VALUE INDEX
Value at beginning of period               13.13    11.56    8.97     11.57    13.37    12.85    11.68    10.00
Value at end of period                     13.67    13.13    11.56    8.97     11.57    13.37    12.85    11.68
Number of accumulation units              23,804  25,223   23,749   10,694   12,263   12,491    2,992    1,678
outstanding at end ofperiod

------------------------------------------ ------- -------- -------- -------- -------- -------- -------- --------

MAXIM T.ROWE PRICE MIDCAP GROWTH
Value at beginning of period               19.35    16.59    12.19    15.82    16.21    15.29    12.42    10.00
Value at end of period                     21.81    19.35    16.59    12.19    15.82    16.21    15.29    12.42
Number of accumulation units              21,897  24,281   23,154   24,170   36,668   39,552   10,285   10,161
outstanding at end of period

------------------------------------------ ------- -------- -------- -------- -------- -------- -------- --------
------------------------------------------ ------- -------- -------- -------- -------- -------- -------- --------

MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period               24.24    23.15    17.90    26.26    34.47    39.84    10.00
Value at end of period                     25.04    24.24    23.15    17.90    26.26    34.47    39.84
Number of accumulation units              15,450  19,753   23,915   25,685   38,392   46,875   34,724
outstanding at end of period

------------------------------------------ ------- -------- -------- -------- -------- -------- --------
------------------------------------------ ------- -------- -------- -------- -------- -------- --------

MAXIM BOND INDEX
Value at beginning of period               11.15    10.93    10.74    10.00
Value at end of period                     11.24    11.15    10.93    10.74
Number of accumulation units               4,306    4,374    4,610    3,557
outstanding at end of period

------------------------------------------ ------- -------- -------- --------





                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
     Selected Data for Accumulation Units Outstanding Throughout Each Period
                        For the Periods Ended December 31


--------------------------------------------------------- -------- -------- -------- ------- -------- -------- --------

Investment Division                                        2005     2004     2003     2002    2001     2000     1999

--------------------------------------------------------- -------- -------- -------- ------- -------- -------- --------

MAXIM AGGRESSIVE PROFILE I a
Value at beginning of period                               14.16    12.27    9.51    11.69    12.56    13.65    11.35
Value at end of period                                     15.21    14.16    12.27    9.51    11.69    12.56    13.65
Number of accumulation units outstanding at end of         1,151    1,025    3,427   4,426    6,176    6,417    6,019
period

--------------------------------------------------------- -------- -------- -------- ------- -------- -------- --------

MAXIM MODERATELY AGGRESSIVE PROFILE I a
Value at beginning of period                               14.18    12.66    10.34   11.91    12.64    13.38    11.10
Value at end of period                                     15.08    14.18    12.66   10.34    11.91    12.64    13.38
Number of accumulation units outstanding at end of        12,522   14,121   16,962   13,911  37,412   30,244   32,080
period

--------------------------------------------------------- -------- -------- -------- ------- -------- -------- --------

MAXIM MODERATE PROFILE I a
Value at beginning of period                               13.93    12.66    10.67   11.81    12.30    12.63    10.98
Value at end of period                                     14.62    13.93    12.66   10.67    11.81    12.30    12.63
Number of accumulation units outstanding at end of        37,438   41,394   44,389   24,329  24,656   23,877   29,200
period

--------------------------------------------------------- -------- -------- -------- ------- -------- -------- --------

MAXIM MODERATELY CONSERVATIVE PROFILE I a
Value at beginning of period                               13.01    12.01    10.44   11.17    11.34    11.54    10.79
Value at end of period                                     13.61    13.01    12.01   10.44    11.17    11.34    11.54
Number of accumulation units outstanding at end of         2,984    2,922    2,852    877     4,173    5,753    5,942
period

--------------------------------------------------------- -------- -------- -------- ------- -------- -------- --------

MAXIM CONSERVATIVE PROFILE I a
Value at beginning of period                               13.31    12.61    11.47   11.69    11.51    11.01    10.63
Value at end of period                                     13.70    13.31    12.61   11.47    11.69    11.51    11.01
Number of accumulation units outstanding at end of         3,012    3,012    3,012   2,011    8,012   10,796   17,411
period

--------------------------------------------------------- -------- -------- -------- ------- -------- -------- --------



a The Investment Division commenced operations under this contract on January
15, 1998, at a unit value of 10.00.

Current Accumulation Unit Values can be obtained by calling Great-West toll-free at 1-800-523-4106


              APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

    The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

     (i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus

     (ii) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus


     (iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and


(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

        The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

    The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

                              MAXIM SERIES ACCOUNT

             Individual Flexible Premium Variable Annuity Contracts


                                    issued by


                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                            Telephone: (800) 228-8706





                       STATEMENT OF ADDITIONAL INFORMATION






        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1,, 2006, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("Great-West") at the above address or at the above telephone number.





                                   May 1, 2006

                                TABLE OF CONTENTS


                                                                                          Page


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  ..............................B-3
UNDERWRITER................................................................................B-3
FINANCIAL STATEMENTS.......................................................................B-3


           CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


        A.     Custodian


        The assets of Maxim Series Account (the "Series Account") are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of. Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of Great-West.



        B.     Independent  Registered Public Accounting Firm


        The public accounting firm of Deloitte & Touche LLP performs certain auditing services for Great-West and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.

        The consolidated balance sheets of Great-West as of December 31, 2004 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005, as well as the statement of assets and liabilities of the Series Account as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, which are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, as set forth in their reports appearing herein and are included in reliance upon such reports given upon such firm as experts in accounting and auditing.



                                   UNDERWRITER


        The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. ("GWFS"), a wholly owned subsidiary of Great-West. Prior to 1996, the Contracts were offered through an affiliate of Great-West. GWFS received commissions paid by Great-West in the amount of $0.00 for 2005, $0.00 for 2004 and $0.00 for 2003.



                              FINANCIAL STATEMENTS


        The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


       To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company
       Greenwood Village, Colorado

       We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. Our audits also included the financial statement schedule listed in the Index at Item 8. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

       We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.



       DELOITTE & TOUCHE LLP

       Denver, Colorado
       March 27, 2006

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                      (In Thousands, Except Share Amounts)



                                                                                           December 31,
                                                                         --------------------------------------------------
                                                                                  2005                       2004
                                                                         -----------------------    -----------------------
     ASSETS
     INVESTMENTS:
       Fixed maturities, available-for-sale, at fair value
        (amortized cost $13,736,055 and $12,911,071)                  $           13,767,417     $          13,224,505
       Equity investments, at fair value (cost $518,614
        and $591,474)                                                               524,212                    637,434
       Mortgage loans on real estate (net of
        allowances of $15,661 and $30,339)                                         1,460,559                 1,543,507
       Policy loans                                                                3,715,888                 3,548,225
       Short-term investments, available-for-sale (cost
        approximates fair value)                                                   1,070,049                   708,801
       Other investments                                                               4,659                      -
                                                                         -----------------------    -----------------------
           Total Investments                                                      20,542,784                19,662,472
                                                                         -----------------------    -----------------------

     OTHER ASSETS:
       Cash                                                                           57,903                   110,518
       Reinsurance receivable:
        Related party                                                                654,965                 1,072,940
        Other                                                                        256,156                   260,409
       Deferred policy acquisition costs                                             335,406                   301,603
       Deferred ceding commission                                                     81,408                    82,648
       Investment income due and accrued                                             150,876                   159,398
       Receivables related to uninsured accident
        and health plan claims (net of allowances of
        $18,404 and $22,938)                                                         145,203                   144,312
       Premiums in course of collection (net of
        allowances of $5,227 and $7,751)                                             106,518                    95,627
       Deferred income taxes                                                         190,044                   138,845
       Collateral for securities lending program                                     145,193                   349,913
       Due from parent and affiliates                                                 26,646                    66,966
       Other assets                                                                  630,588                   492,299
     SEPARATE ACCOUNT ASSETS                                                      14,455,710                14,155,397
                                                                         -----------------------    -----------------------
     TOTAL ASSETS                                                     $           37,779,400     $          37,093,347
                                                                         =======================    =======================





                                                                                                         (Continued)

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                      (In Thousands, Except Share Amounts)




                                                                                                 December 31,
                                                                                     --------------------------------------
                                                                                          2005                  2004
                                                                                     ----------------     -----------------
     LIABILITIES AND STOCKHOLDER'S EQUITY
     POLICY BENEFIT LIABILITIES:
       Policy reserves:
        Related party                                                            $        4,835,896   $        5,170,447
        Other                                                                            13,387,868           12,771,872
       Policy and contract claims                                                           371,670              360,862
       Policyholders' funds                                                                 348,937              327,409
       Provision for policyholders' dividends                                               111,626              118,096
       Undistributed earnings on participating business                                     178,907              192,878
     GENERAL LIABILITIES:
       Due to parent and affiliates                                                         240,929              220,823
       Repurchase agreements                                                                755,905              563,247
       Commercial paper                                                                      95,064               95,044
       Payable under securities lending agreements                                          145,193              349,913
       Other liabilities                                                                    789,984              722,998
     SEPARATE ACCOUNT LIABILITIES                                                        14,455,710           14,155,397
                                                                                     ----------------     -----------------
           Total Liabilities                                                             35,717,689           35,048,986
                                                                                     ----------------     -----------------

     COMMITMENTS AND CONTINGENCIES                                                             -                    -

     STOCKHOLDER'S EQUITY:
       Preferred stock, $1 par value, 50,000,000 shares
        authorized, none issued and outstanding                                                -                    -
       Common stock, $1 par value; 50,000,000 shares
        authorized; 7,032,000 shares issued and outstanding                                   7,032                7,032
       Additional paid-in capital                                                           728,701              725,935
       Accumulated other comprehensive income (loss)                                        (16,818)             118,795
       Retained earnings                                                                  1,342,796            1,192,599
                                                                                     ----------------     -----------------
           Total Stockholder's Equity                                                     2,061,711            2,044,361
                                                                                     ----------------     -----------------


     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                  $       37,779,400   $       37,093,347
                                                                                     ================     =================







     See notes to consolidated financial statements.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In Thousands)




                                                                                 Year Ended December 31,
                                                                 ---------------------------------------------------------
                                                                       2005                2004                2003
                                                                 -----------------    ----------------    ----------------
     REVENUES:
       Premium income:
        Related party (net of premiums ceded totaling
          $5,185, $260,445 and $815)                           $       329,175      $       (22,880)    $     1,595,357
        Other (net of premiums ceded totaling
         $279,007, $428,010 and $460,277)                              895,961              693,948             657,540
       Fee income                                                      964,699              915,644             840,072
       Net investment income                                         1,072,528            1,033,307             988,400
       Net realized gains on investments                                38,977               57,947              39,560
                                                                 -----------------    ----------------    ----------------
           Total revenues                                            3,301,340            2,677,966           4,120,929
                                                                 -----------------    ----------------    ----------------
     BENEFITS AND EXPENSES:
       Life and other policy benefits (net of
        reinsurance recoveries totaling $263,043,
        $396,886 and $410,430)                                       1,042,085              853,676             573,976
       Increase (decrease) in reserves:
        Related party                                                  147,466             (186,972)          1,450,185
        Other                                                           26,678              (69,901)             51,320
       Interest paid or credited to contract holders                   478,659              517,807             514,846
       Provision for policyholders' share of earnings
        (loss) on participating business                                (3,039)              10,181               1,159
       Dividends to policyholders                                      100,613              108,822              92,118
                                                                 -----------------    ----------------    ----------------
           Total benefits                                            1,792,462            1,233,613           2,683,604
       Commissions                                                     187,115              193,943             180,673
       Operating expenses                                              755,293              740,740             753,336
       Premium taxes                                                    33,470               33,030              31,675
                                                                 -----------------    ----------------    ----------------
           Total benefits and expenses                               2,768,340            2,201,326           3,649,288
                                                                 -----------------    ----------------    ----------------
     INCOME BEFORE INCOME TAXES                                        533,000              476,640             471,641
     PROVISION FOR INCOME TAXES:
       Current                                                         141,337              152,028             173,181
       Deferred                                                         20,108               (1,808)            (19,561)
                                                                 -----------------    ----------------    ----------------
           Total income taxes                                          161,445              150,220             153,620
                                                                 -----------------    ----------------    ----------------

     NET INCOME                                                $       371,555      $       326,420     $       318,021
                                                                 =================    ================    ================








     See notes to consolidated financial statements.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In Thousands)




                                                                                         Accumulated
                                                                                     Other Comprehensive
                                                                                       Income (Loss)
                                                                                 --------------------------
                                                                                 Unrealized     Minimum
                                                                    Additional     Gains        Pension
                                           Preferred     Common     Paid-in      (Losses) on   Liability      Retained
                                             Stock       Stock      Capital      Securities    Adjustment     Earnings      Total
                                          ----------   ---------   -----------  ------------- -------------  -----------  ---------
Balances, January 1, 2003                $       -   $    7,032  $    719,709  $    163,500  $   (12,884)   $  787,099  $ 1,664,456
Net income                                                                                                     318,021      318,021
Other comprehensive income (loss)                                                   (26,369)       3,573                    (22,796)
                                                                                                                          ----------
  Total comprehensive income                                                                                                295,225
Dividends                                                                                                      (75,711)     (75,711)
Income tax benefit on stock compensation                                2,656                                                 2,656
                                          ----------   ---------   -----------  ------------- -------------  -----------  ----------
Balances, December 31, 2003                      -        7,032       722,365       137,131       (9,311)    1,029,409    1,886,626

Net income                                                                                                      326,420     326,420
Other comprehensive loss                                                             (3,585)      (5,440)                    (9,025)
                                                                                                                          ----------
  Total comprehensive income                                                                                                317,395
Dividends                                                                                                     (163,230)   (163,230)
Income tax benefit on stock compensation                                3,570                                                 3,570
                                          ----------   ---------   -----------  ------------- -------------  -----------  ----------
Balances, December 31, 2004                      -        7,032       725,935       133,546      (14,751)     1,192,599    2,044,361

Net income                                                                                                      371,555     371,555
Other comprehensive loss                                                           (125,280)     (10,333)                  (135,613)
                                                                                                                          ----------
  Total comprehensive income                                                                                                235,942
Dividends                                                                                                     (221,358)   (221,358)
Income tax benefit on stock compensation                                2,766                                                 2,766
                                          ----------   ---------   -----------  ------------- -------------  -----------  ----------
Balances, December 31, 2005              $       -   $    7,032  $    728,701  $      8,266  $    (25,084)  $ 1,342,796  $ 2,061,711
                                          ==========   =========   ===========  ============= =============  ===========  ==========








See notes to consolidated financial statements.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In Thousands)





                                                                                Year Ended December 31,
                                                                 -------------------------------------------------------
                                                                      2005              2004                 2003
                                                                 ----------------  ------------------   ----------------
     OPERATING ACTIVITIES:
       Net income                                              $       371,555   $       326,420      $       318,021
       Adjustments to reconcile net income to net
        cash provided by operating activities:
         Earnings allocated to participating policyholders
                                                                        (3,039)           10,181                1,159
         Amortization of premiums and discounts on
         investments                                                   (52,712)           28,367              (64,126)
         Net realized gains on investments                             (38,977)          (57,947)             (39,560)
         Depreciation and amortization                                  81,847            93,580               95,542
         Deferral of acquisition costs                                 (50,437)          (52,693)             (49,245)
         Deferred income taxes                                          20,108            (1,808)             (19,561)
       Changes in assets and liabilities, net of
        effects from acquisitions:
         Policy benefit liabilities                                     86,845          (106,912)             478,066
         Reinsurance receivable                                        120,793            21,352              (71,123)
         Receivables                                                     1,022           (34,056)             (33,621)
         Other, net                                                   (186,760)           74,488               55,531
                                                                 ----------------  ------------------   ----------------
     Net cash provided by operating activities                         350,245           300,972              671,083
                                                                 ----------------  ------------------   ----------------

     INVESTING ACTIVITIES:
       Proceeds from sales, maturities and
        redemptions of investments:
        Fixed maturities available-for-sale                         14,741,780        13,615,290           13,886,015
        Mortgage loans on real estate                                  250,112           368,734              191,353
        Equity investments                                             240,886           148,685               86,908
       Purchases of investments:
        Fixed maturities available-for-sale                        (15,105,051)      (13,715,370)         (14,128,309)
        Mortgage loans on real estate                                 (122,078)          (50,577)             (11,690)
        Equity investments                                            (121,881)         (323,551)            (369,650)
       Net change in short-term investments                           (361,248)          143,397             (136,798)
       Acquisitions, net of cash acquired                                 -                 -                (128,636)
       Other, net                                                       64,504          (124,944)              96,155
                                                                 ----------------  ------------------   ----------------
     Net cash (used in) provided by investing activities              (412,976)           61,664             (514,652)
                                                                 ----------------  ------------------   ----------------







                                                                                                          (Continued)

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In Thousands)




                                                                                            Year Ended December 31,
                                                                            --------------------------------------------------------
                                                                                  2005                2004                2003
                                                                            -----------------   -----------------   ----------------
     FINANCING ACTIVITIES:
       Contract deposits                                                  $    1,166,502      $      668,381      $       479,257
       Contract withdrawals                                                   (1,195,166)           (964,759)            (659,603)
       Change in due to parent and affiliates                                     60,426             (52,784)              (2,066)
       Change in bank overdrafts                                                   7,034             (63,148)              32,068
       Dividends paid                                                           (221,358)           (163,230)             (75,711)
       Net commercial paper borrowings (repayments)                                   20              (1,388)                (213)
       Net repurchase agreements borrowings                                      192,658             173,532               66,515
                                                                            -----------------   -----------------   ----------------
     Net cash provided by (used in) financing activities                          10,116            (403,396)            (159,753)
                                                                            -----------------   -----------------   ----------------

     Net decrease in cash                                                        (52,615)            (40,760)              (3,322)
     Cash, beginning of year                                                     110,518             151,278              154,600
                                                                            -----------------   -----------------   ----------------

     Cash, end of year                                                    $       57,903      $      110,518      $       151,278
                                                                            =================   =================   ================

     Supplemental disclosures of cash flow information:

       Cash paid during the year for:
        Income taxes                                                      $       93,608      $      147,287      $       144,273
        Interest                                                                  17,553              15,220               16,155


       Non-cash investing and financing transactions during the year:
         Assets acquired from acquisitions, net of cash                   $           -       $          -        $     3,658,111
         Assets transferred from The Canada Life Assurance   Company
          (See Note 3)                                                            634,811                -              3,037,684
         Recapture of reinsurance assets by The Canada Life Assurance
          Company (See note 3)                                                        -              (196,781)               -
         Fair value of asset acquired in settlement of fixed
            maturity investment                                                     4,659                -                   -






     See notes to consolidated financial statements.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       Organization - Great-West Life & Annuity Insurance Company and its subsidiaries (collectively, the "Company") is a direct wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. ("Lifeco"). The Company offers a wide range of life insurance, health insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

       Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses on mortgage loans, deferred policy acquisition costs, derivative instruments, valuation of privately placed fixed maturities, employee benefits plans and taxes on income. Actual results could differ from those estimates.

       The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company employs the equity method of accounting for investments in which it has more than a minor equity interest or more than minor influence over the entity's operations, but does not have a controlling interest. The Company employs the cost method of accounting for investments in which it has a minor equity interest and virtually no influence over the entity's operations. All material intercompany transactions and balances have been eliminated in consolidation.

       Certain reclassifications have been made to the 2004 and 2003 consolidated financial statements and related notes to conform to the 2005 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

       Investments - Investments are reported as follows:

        1. The Company has classified its fixed maturity investments as available-for-sale and carries them at fair value with the net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder's equity section of its consolidated balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business.

              Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains on investments.

       2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

              The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgment is based upon past loss experience, current and projected economic conditions and extensive situational analysis of each individual loan. The measurement of impaired loans is based upon the fair value of the collateral.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       3. Equity investments are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder's equity section of the Company's consolidated balance sheets. The Company classifies its equity investments not accounted for under the equity method of accounting as available-for-sale. The Company uses the equity method of accounting for investments in which it has more than a minority interest and has influence in the entity's operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains on investments.

       4.     Policy loans are carried at their unpaid balances.

       5. Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value. The Company considers short-term investments to be available-for-sale.

       6. Gains and losses realized on disposal of investments are determined on a specific identification basis.

7. From time to time, the Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty files for bankruptcy or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same value.

       8. The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company's securitized lending transactions are accounted for as collateralized borrowings.

       Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income on the Company's consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the ineffective portion of cash flow hedges are recognized in net investment income in the period of the change.

       Cash - Cash includes only amounts in demand deposit accounts.

       Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment frequently result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2005 and 2004, this liability was $142,325 and $135,291, respectively.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amounts of $86,766 and $74,021 are included in other assets at December 31, 2005 and 2004, respectively. The Company capitalized $26,873, $21,484 and $27,882 of internal use software development costs during the years ended December 31, 2005, 2004 and 2003, respectively.

       Deferred policy acquisition costs - Policy acquisition costs, which primarily consist of sales commissions and costs associated with the Company's sales representatives related to the production of new business, have been deferred to the extent recoverable. The recoverability of such costs is dependent upon the future profitability of the related business. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs, which is reflected in operating expenses, was $47,496, $40,536 and $36,283 during the years ended December 31, 2005, 2004 and 2003, respectively.

       Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's consolidated statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges. The Company's separate accounts include mutual funds or other investment options that, beginning in 2005, purchase guaranteed interest annuity contracts issued by the Company. During the year ended December 31, 2005, these purchases totaled $363,440. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $318,907 at December 31, 2005 to avoid the overstatement of assets and liabilities in its consolidated balance sheet at that date.

       Life insurance and annuity reserves - Life insurance and annuity policy reserves with life contingencies in the amounts of $12,421,030 and $12,115,519 at December 31, 2005 and 2004, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amounts of $5,727,506 and $4,831,428 at December 31, 2005 and 2004,
       respectively, are established at the contract holder's account value.

       Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

       Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company's prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

       Participating fund account - The Company sells participating policies in which the policyholder shares in the Company's participating earnings through policyholder dividends that reflect the difference between the premium charged and the actual experience. The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       Participating life and annuity policy reserves are $6,607,453 and $6,290,994 at December 31, 2005 and 2004, respectively. Participating business approximates 30.5%, 29.2% and 34.3% of the Company's individual life insurance in-force and 42.0%, 74.3% and 66.4% of individual life insurance premium income at December 31, 2005, 2004 and 2003, respectively.

       The Company has established a Participating Policyholder Experience Account ("PPEA") for the benefit of all participating policyholders, which is included in the accompanying consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general account assets.

       The Company has also established a Participation Fund Account ("PFA") for the benefit of the participating policyholders previously transferred to it from The Great-West Life Assurance Company ("GWL") under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

       Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Accident and health insurance premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured health insurance business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy reserves. The average crediting rate on annuity products was approximately 4.0%, 4.3%, and 5.2%, during the years ended December 31, 2005, 2004 and 2003, respectively.

       Income taxes - Income taxes are recorded using the asset and liability method of recognition in which the recognition of deferred tax assets and liabilities for expected future tax consequences of events have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

       Stock options - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the "Plan") that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Company accounts for stock options granted under the plan in accordance with the recognition and measurement principles of Accounting Principles Board Opinion 25 "Accounting for Stock Issued to Employees," ("APB No. 25") and related interpretations. No stock-based employee compensation cost is reflected in net income in the accompanying consolidated financial statements, as all options granted under the plan had an exercise price equal to the market value of the underlying common stock on the date of grant.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The following table illustrates the effect on consolidated net income during the years ended December 31, 2005, 2004 and 2003 if the Company had applied the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123"), as revised by Statement of Financial Accounting Standards No. 123R "Share-Based Payment" ("SFAS No. 123R"), to stock-based employee compensation. See "Application of recent accounting pronouncements" below regarding changes to the accounting for stock options that the Company implemented on January 1, 2006.


                                                                           Year Ended December 31,
                                                            ------------------------------------------------------
                                                                  2005               2004               2003
                                                             ---------------    ---------------    ---------------
       Net income, as reported                            $      371,555     $      326,420     $       318,021
       Less, compensation expense for the fair value
          of stock options, net of related tax effects            (3,061)            (3,352)             (3,105)
                                                             ---------------    ---------------    ---------------
       Proforma net income                                $      368,494     $     323,068      $       314,916
                                                             ===============    ===============    ===============

       Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, the Company must demonstrate that it maintains adequate capital. At December 31, 2005 and 2004, the Company was in compliance with the requirement (See Note 9).

       In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security to policy and contract holders. The Company generally fulfills this requirement with the deposit of United States government obligations.

       Application of recent accounting pronouncements - In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123R "Share-Based Payment" ("SFAS No. 123R"). SFAS 123R replaces Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123") and supersedes Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB No.25"). SFAS No. 123R requires a company to use the fair value method to account for its stock-based employee compensation and to provide certain other additional disclosures. Previously, the Company elected to only disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. The Company adopted the provisions of SFAS No. 123R on January 1, 2006. Upon adoption, the Company recorded an increase to additional paid-in capital and a deferred tax asset in the amount of $21,305 and it does not expect the adoption of SFAS No. 123R to have a material effect on results of operations.

       In November 2005, the FASB issued Staff Position No. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1 and 124-1"). FSP 115-1 and 124-1 supersedes Emerging Issues Task Force Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and amends Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities," Statement of Financial Accounting Standards No. 124 "Accounting for Certain Investments Held by Not-for-Profit Organizations" and Accounting Principles Board Opinion No. 18 "The Equity Method of Accounting for Investments in Common Stock." FSP 115-1 and 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of an impairment loss. FSP 115-1 and 124-1 also includes provisions for accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 is effective for reporting periods beginning after December 15, 2005 with earlier adoption permitted. The Company adopted FSP 115-1 and 124-1 during its fiscal quarter ended December 31, 2005. The adoption of FSP 115-1 and 124-1 did not have a material effect on the Company's consolidated financial position or results of its operations.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


2.     ACQUISITIONS

       On July 10, 2003, Lifeco completed its acquisition of Canada Life Financial Corporation ("Canada Life"). Canada Life is a Canadian based holding company that is the owner of insurance companies with businesses principally in Canada, the United Kingdom, the United States and Ireland. On December 31, 2003 Canada Life sold two direct wholly-owned subsidiaries, Canada Life Insurance Company of New York ("CLINY") and Canada Life Insurance Company of America ("CLICA") to the Company for cash in the amount of $235,000. These acquisitions have been accounted for as a "reorganization of businesses under common control" and, accordingly, the assets and liabilities of CLICA and CLINY were recorded at Lifeco's cost basis, and the results of operations of CLICA and CLINY subsequent to July 10, 2003 are included in the Company's consolidated statements of income. CLINY and CLICA sell individual and group insurance and annuity products in the United States. Since the time of its acquisition by Lifeco, the marketing and sale of Canada Life's insurance and annuity businesses in the United States, including that of the Company, have ceased.

       The Company's statements of income include the following related to CLICA and CLINY for the period from July 10 to December 31, 2003:

                                              Period July 10, 2003
                                              to December 31, 2003
                                            --------------------------
       Total revenues                     $            105,868
                                            --------------------------
       Benefits                                         92,193
       Operating expenses                                9,385
                                            --------------------------
        Total benefits and expenses                    101,578
                                            --------------------------
       Income from operations                            4,290
       Income taxes                                      1,501
                                            --------------------------
       Net income                         $              2,789
                                            ==========================

       On December 31, 2005, CLINY was merged with First Great-West Life & Annuity Insurance Company, another wholly-owned subsidiary of the Company. Upon completion of the merger, CLINY's name was changed to First Great-West Life & Annuity Insurance Company.

3.     RELATED-PARTY TRANSACTIONS

       The Company performs administrative services for the United States operations of The Great-West Life Assurance Company ("GWL"), a wholly-owned subsidiary of Lifeco and investment services for London Reinsurance Group, an indirect subsidiary of GWL. Beginning in 2003, the Company began providing administrative and operational services for the United States operations of Canada Life. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred (including a profit charge) and resources expended based upon the number of policies, certificates in-force and/or administered assets.

                                                                                   Year Ended December 31,
                                                                     -----------------------------------------------------
                                                                          2005              2004                2003
                                                                     ---------------    --------------     ---------------
      Investment management revenue included
        in net investment income                                  $       7,377      $      6,304       $       3,355
       Administrative and underwriting expense
        reimbursement included in operating expenses                      1,367             1,820               1,859
                                                                     ---------------    --------------     ---------------
      Total                                                       $       8,744      $      8,124       $       5,214
                                                                     ===============    ==============     ===============


       At December 31, 2005 and 2004, due from parent and affiliates includes $13,625 and $55,915, respectively, due on demand from GWLA Financial and $13,021 and $11,051, respectively, due on demand from Canada Life Assurance Company.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       At December 31, 2005 and 2004, due to parent and affiliates includes a note payable and accrued interest to GWL&A Financial in the amount of $195,873 and $195,843 respectively, a note payable and accrued interest to GWL in the amount of $25,338 at each date, and amounts due on demand to GWL of $19,718 and $0, respectively.

       The note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,174 and $194,164 at December 31, 2005 and 2004, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The surplus note matures on November 14, 2034. On December 16, 2004, the Company used the proceeds from the issuance of the surplus note to redeem its $175,000 subordinated note payable to GWL&A Financial and for general corporate purposes. Payments of principal and interest under the surplus note shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus note are payable only if at the time of such payment and after giving effect to the making thereof, the Company's surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

       The note payable to GWL matures on October 1, 2006 and bears interest at the rate of 5.4% per annum. The holder may not demand payment before the maturity date.

       Interest expense attributable to these related party obligations was $14,396, $15,189 and $14,345 for the years ended December 31, 2005, 2004 and 2003, respectively.

       On August 31, 2003, the Company and The Canada Life Assurance Company ("CLAC"), a wholly owned subsidiary of Canada Life, entered into an indemnity reinsurance agreement pursuant to which the Company assumed 80% (45% coinsurance and 35% coinsurance with funds withheld) of certain United States life, health and annuity business of CLAC. As a result of the transaction, the Company recorded $1,426,362 in both premium income and increase in reserves.

       On February 29, 2004, CLAC recaptured the group life and health business from the Company associated with the original indemnity reinsurance agreement dated August 31, 2003. As a result of this transaction, the Company recorded an income statement impact in the amount of $256,318 of negative premium income and change in reserves. The Company recorded, at fair value, the following at February 29, 2004 as a result of this transaction:


       Assets                                                       Liabilities and Stockholder's Equity
       -----------------------------------------------------------  ------------------------------------------------------
       Cash                              $         (126,105)        Policy reserves             $         (286,149)
       Reinsurance receivable                      (152,077)        Policy and contract claims             (32,755)
       Deferred ceding commission                   (29,831)        Policyholders' funds                    (3,982)
       Premiums in course of
         collection                                 (14,873)
                                            ----------------------                                 -----------------------
                                         $         (322,886)                                    $         (322,886)
                                            ======================                                 =======================

       During the third quarter of 2004, the deferred ceding commission asset and certain policy reserve liabilities acquired as part of this reinsurance transaction were both decreased by $157,000 based on the Company's final analysis of the policy reserves it acquired. CLAC had not previously computed policy liabilities under GAAP, which required the Company to estimate the amount of liabilities assumed, which was $3,037,684 at September 1, 2003. These adjustments did not have a material effect on the Company's consolidated financial position or the results of its operations.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The reinsurance receivable relates to the amount due to the Company for reserves ceded by coinsurance with funds withheld. The Company's return on this reinsurance receivable is the interest and other investment returns earned, as defined by the agreement, on a segregated pool of investments of CLAC's United States branch. Pursuant to an interpretation of Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), as amended, the Company has identified an embedded derivative for its exposure to interest rate and credit risk on the segregated pool of investments. As this embedded derivative does not qualify for hedge accounting, it was marked to market resulting in the Company's net income decreasing by $8,454 and $5,282, net of policyholder related amounts and deferred taxes, during the years ended December 31, 2005 and 2004, respectively.

       Effective April 1, 2005, the Company and CLAC amended the indemnity reinsurance agreement to allow for periodic transfers of funds withheld assets. Under the amended agreement, the remaining funds withheld assets will be transferred to the Company prior to December 31, 2007. During 2005, CLAC transferred $538,123 of assets to the Company as follows:


       Assets (In thousands)                                             Liabilities and Stockholder's Equity
       ----------------------------------------------------------------  -------------------------------------------------
       Fixed maturities                           $         414,623                                   $          -
       Mortgages                                             49,218
       Investment income due and accrued                      4,282
       Cash                                                  70,000
       Reinsurance receivable                              (538,123)
                                                     ------------------                                   ----------------
                                                  $            -                                      $          -
                                                     ==================                                   ================

       As a result of these transfers, the reinsured 80% of the life, health and annuity business is currently 59% coinsurance and 21% coinsurance with funds withheld.

       On December 31, 2005, a wholly-owned subsidiary of the Company and CLAC entered into a reinsurance agreement on a coinsurance with funds withheld basis pursuant to which the Company assumed a certain specific in-force block of term life insurance of CLAC. The Company recorded $166,688 in both premium income and increase in reserves associated with these policies.

       The Company recorded, at fair value, the following at December 31, 2005 as a result of this transaction:

       Assets                                                            Liabilities and Stockholder's Equity
       ----------------------------------------------------------------  -------------------------------------------------
       Reinsurance receivable                      $     166,688         Policy reserves                $     166,688
                                                     ------------------                                   ----------------
                                                   $     166,688                                        $     166,688
                                                     ==================                                   ================

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


4.     SUMMARY OF INVESTMENTS

       The following table summarizes fixed maturities and equity securities available-for-sale at December 31, 2005:



                                                                          December 31, 2005
                                       ----------------------------------------------------------------------------------------
                                                             Gross             Gross             Estimated
                                         Amortized        Unrealized         Unrealized             Fair           Carrying
           Fixed Maturities:               Cost              Gains             Losses              Value             Value
      ----------------------------     --------------    --------------    ---------------      -------------    --------------
      U.S. government direct
        obligations and U.S.
        agencies                   $      3,366,237   $        30,488   $        28,638      $      3,368,087 $     3,368,087

      Obligations of U.S.
        states and their
        subdivisions                      1,279,318            35,117            12,202             1,302,233       1,302,233
      Foreign government                     21,402                                 193                21,349          21,349
                                                                 140
      Corporate debt securities           5,461,994           114,375            87,027             5,489,342       5,489,342
      Mortgage-backed and
        asset-backed securities           3,607,104            32,626            53,324             3,586,406       3,586,406
                                       --------------    --------------    ---------------      -------------    --------------
      Total fixed maturities       $     13,736,055   $       212,746    $      181,384       $    13,767,417 $    13,767,417
                                       ==============    ==============    ===============      =============    ==============

      Total equity investments     $        518,614   $        10,208   $         4,610      $        524,212 $       524,212
                                       ==============    ==============    ===============      =============    ==============

       The following table summarizes fixed maturities and equity securities available-for-sale at December 31, 2004:


                                                                          December 31, 2004
                                       ----------------------------------------------------------------------------------------
                                                            Gross              Gross            Estimated
                                         Amortized        Unrealized         Unrealized            Fair            Carrying
          Fixed Maturities:                Cost             Gains              Losses             Value              Value
     -----------------------------     --------------    -------------     ---------------     -------------     --------------
      U.S. Government direct
       obligations and U.S.
       agencies                     $     3,107,235   $      55,242     $        8,687      $      3,153,790  $     3,153,790
     Obligations of U.S.
       states and their
       subdivisions                       1,197,912          61,951              4,930             1,254,933        1,254,933
     Foreign government                      15,759             276                218                15,817           15,817
     Corporate debt securities            5,257,308         203,603             38,163             5,422,748         5,422,748
      Mortgage-backed and
       asset-backed securities            3,332,857          65,994             21,634             3,377,217        3,377,217
                                       --------------    -------------     ---------------     -------------     --------------
     Total fixed maturities         $    12,911,071   $     387,066     $       73,632      $     13,224,505  $    13,224,505
                                       ==============    =============     ===============     =============     ==============

     Total equity investments       $       591,474   $      47,015     $        1,055      $        637,434  $       637,434
                                       ==============    =============     ===============     =============     ==============

       See Note 5 for additional information on policies regarding estimated fair value of fixed maturities.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The amortized cost and estimated fair value of fixed maturity investments at December 31, 2005, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                        December 31, 2005
                                                                         -------------------------------------------------
                                                                               Amortized                  Estimated
                                                                                  Cost                   Fair Value
                                                                         -----------------------    ----------------------
       Due in one year or less                                       $             932,118       $            943,663
       Due after one year through five years                                     3,131,675                  3,134,823
       Due after five years through ten years                                    1,679,671                  1,701,358
       Due after ten years                                                       1,761,878                  1,782,991
       Mortgage-backed and asset-backed securities                               6,230,713                  6,204,582
                                                                         -----------------------    ----------------------
                                                                     $          13,736,055       $         13,767,417
                                                                         =======================    ======================



       Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

       The following table summarizes information regarding the sales of fixed maturities for the years ended December 31, 2005, 2004 and 2003:



                                                                                  Year Ended December 31,
                                                                  --------------------------------------------------------
                                                                       2005                 2004                2003
                                                                  ----------------      --------------     ---------------
       Proceeds from sales                                           12,977,396      $    6,150,160    $      7,852,152
       Gross realized gains from sales                                   33,629             103,892              72,815
       Gross realized losses from sales                                 (40,800)            (59,930)            (43,214)

       Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

       The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

       Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company's overall asset/liability matching program.

       The Company's use of derivatives treated as fair value hedges has been nominal during the last three years. The ineffective portions of hedges had no material impact on net income during the years ended December 31, 2005, 2004 and 2003.

       Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa. Interest rate caps are interest rate protection instruments that require the payment by a counter party to the Company of an interest rate differential only if interest rates rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate maturity investments as well as to adjust the duration of the overall investment portfolio.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       Hedge ineffectiveness in the amount of $567 was recorded as an increase to net investment income during the year ended December 31, 2005 and $3,534 and $125 were recorded as decreases to net investment income during the years ended December 31, 2004 and 2003, respectively.

       Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. Derivative gains in the amounts of $1,311, $975 and $1,024 were reclassified to net investment income during the years ended December 31, 2005, 2004 and 2003, respectively. As of December 31, 2005, the Company estimates that $1,031 of net derivative gains included in other comprehensive income will be reclassified into net investment income within the next twelve months.

       Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.

       The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions, are a combination of a derivative and a cash security to synthetically create a third replicated security. As of December 31, 2004, the Company had one such security that has been created through the combination of a credit default swap and a U.S. Government Agency security. This security was sold prior to December 31, 2005.

       The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at its fair value.

       Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), as amended. As such, periodic changes in the market value of these instruments are recorded in net investment income. During the year ended December 31, 2005, a decrease in the amount of $793 was recognized in net investment income from market value changes of derivatives not receiving hedge accounting treatment, while increases to net investment income in the amounts of $4,043 and $1,007 were recognized during the years ended December 31, 2004 and 2003, respectively. These amounts exclude the impact of the embedded derivative discussed in Note 3.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The following tables summarize derivative financial instruments at December 31, 2005 and 2004:


                                                                         December 31, 2005
                                           -------------------------------------------------------------------------------
                                              Notional
                                               Amount                Strike / Swap Rate                   Maturity
                                           ---------------    ---------------------------------    -----------------------
                                                                                                       January 2006 -
      Interest rate swaps               $       360,013                2.72% - 6.54%                   February 2045

                                                                                                        July 2006 -
      Credit default swaps                      102,952                     N/A                        November 2007

      Foreign currency                                                                                  July 2006 -
       exchange contracts                        19,000                     N/A                        November 2006

      Options:
       Calls                                     22,000                   Various                      February 2006

      Futures:
       Ten year U.S. Treasury:
         Long position                            2,100                     N/A                          March 2006
       Five year U.S. Treasury:
         Long position                           23,500                     N/A                          March 2006
         Short position                          16,000                     N/A                          March 2006

      Total return swap:
         Receivable for coinsurance
         with funds withheld                    510,295                   Variable                     Indeterminable


                                                                        December 31, 2004
                                          -------------------------------------------------------------------------------
                                            Notional
                                             Amount                Strike / Swap Rate                    Maturity
                                          --------------     --------------------------------     -----------------------

      Interest rate caps               $       300,000                   11.65%                        January 2005

                                                                                                     February 2006 -
      Interest rate swaps                      221,264                2.40% - 5.20%                     March 2031

                                                                                                      October 2005 -
      Credit default swaps                     145,085                     N/A                        November 2007

      Foreign currency                                                                                 June 2005 -
       exchange contracts                       27,585                     N/A                        November 2006
       Options:
        Calls                                   22,000                  Various                      February 2006

      Futures:
       Thirty year U.S. Treasury:
          Long position                         33,300                     N/A                          March 2005
          Short position                        15,000                     N/A                          March 2005
       Ten year U.S. Treasury:
          Long position                         18,600                     N/A                          March 2005
          Short position                        36,400                     N/A                          March 2005
       Five year U.S. Treasury:
          Long position                        113,000                     N/A                          March 2005
          Short position                         3,000                     N/A                          March 2005

      Total return swap:
         Receivable for coinsurance
         with funds withheld                 1,087,416                  Variable                      Indeterminable


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)

       Mortgage loans - The following table summarizes information with respect to impaired mortgage loans at December 31, 2005 and 2004:


                                                                                                 December 31,
                                                                                      ------------------------------------
                                                                                           2005                2004
                                                                                      ---------------     ----------------
      Loans, net of related allowance for credit losses of
        $6,213 and $13,000                                                         $       4,906       $       8,700
      Loans with no related allowance for credit losses                                     -                  5,560
      Average balance of impaired loans during the year                                   14,096               25,049
      Interest income recognized while impaired                                             750                 890
      Interest income received and recorded while impaired
        using the cash basis method of recognition                                          702                1,029

       As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $18,283 and $18,881 at December 31, 2005 and 2004, respectively.

       The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2005, 2004 and 2003:


                                                                                  Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        2005                2004                2003
                                                                   ----------------    ---------------     ---------------
      Balance, January 1                                        $       30,339      $      31,889       $       55,654
      Release of provision                                              (8,000)             (3,192)             (9,817)
      Amounts written off, net of recoveries                            (6,678)               (304)            (15,766)
      Recoveries                                                            -                1,946               1,818
                                                                   ----------------    ---------------     ---------------
      Balance, December 31                                      $       15,661      $       30,339      $       31,889
                                                                   ================    ===============     ===============

       The changes to the allowance for mortgage loan credit losses are recorded in net realized gains on investments.

       Equity investments -The carrying value of the Company's equity investments was $524,212 and $637,434 at December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, the Company had investments in the amounts of $132,233 and $199,162, respectively, in an exchange-traded fund, which invests in corporate debt securities. Upon redemption of the fund, the Company has the option of receiving the underlying debt securities or the redemption value of the investment.

       At December 31, 2005 and 2004, the Company had $374,295 and $360,377, respectively, invested in limited partnerships and limited liability corporations. The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2005 and 2004 were $33,648 and $85,867, respectively.

       Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

       The Company had securities on deposit with governmental authorities as required by certain insurance laws with carrying values in the amounts of $63,688 and $60,353 at December 31, 2005 and 2004, respectively.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost in the amounts of $138,530 and $336,949 and estimated fair values in the amounts of $139,146 and $340,755 were on loan under the program at December 31, 2005 and 2004, respectively. The Company was liable for collateral under its control in the amounts of $145,193 and $349,913 at December 31, 2005 and 2004, respectively.

       Additionally, the fair value of margin deposits related to futures contracts was approximately $2,313 and $4,310 at December 31, 2005 and 2004, respectively.

       Impairment of fixed maturities and equity investments - The Company classifies all of its fixed maturities and equity investments as available-for-sale and marks them to market with the related net gain or loss, net of policyholder related amounts and deferred taxes, being recorded in other comprehensive income in the stockholder's equity section in the accompanying consolidated balance sheets. All securities with gross unrealized losses at the consolidated balance sheet date are subjected to the Company's process for identifying other-than-temporary impairments.

       The Company writes securities down to their fair values when it deems a security to be other-than-temporarily impaired. A realized loss is recorded in the period the securities are deemed to be so impaired, and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

       The assessment of whether an other-than-temporary impairment has occurred is based upon management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

       Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

        o    Fair value is significantly below cost.
        o The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.
        o The decline in fair value has existed for an extended period of time.
        o    A debt security has been downgraded by a rating agency.
        o    The financial condition of the issuer has deteriorated.
        o Dividends have been reduced/eliminated or scheduled interest payments have not been made.

       While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

       The Company's portfolio of fixed maturities fluctuates in value based upon interest rates in financial markets and other economic factors. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. Therefore, the Company considers these declines in value as temporary, even for periods exceeding one year.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The following tables summarize unrealized investment losses by class of investment at December 31, 2005 and 2004. The Company considers these investments to be only temporarily impaired.



                                                                          December 31, 2005
                                 ---------------------------------------------------------------------------------------------------
                                     Less than twelve months           Twelve months or longer                     Total
                                 --------------------------------   -------------------------------     ----------------------------
                                  Estimated         Unrealized        Estimated        Unrealized        Estimated       Unrealized
        Fixed Maturities:         Fair value           Loss          Fair value           Loss          Fair value          Loss
    --------------------------   -------------     -------------    --------------    -------------     ------------    ------------
     U.S. Government
      direct obligations
      and U.S. agencies       $     1,332,248   $      20,663    $       327,392   $       7,975     $    1,659,640  $       28,638
    Obligations of U.S.
      states and their
      subdivisions                    355,708           4,876            190,828           7,326            546,536          12,202
    Foreign governments                10,997              56              2,863             137             13,860             193
    Corporate debt
      securities                    1,899,246          45,172            903,183          41,855          2,802,429          87,027
    Mortgage-backed
      and asset-backed
      securities                    1,590,209          26,855            714,946          26,469          2,305,155          53,324
                                 -------------     -------------    --------------    -------------     ------------    ------------
    Total fixed maturities          5,188,408   $      97,622    $     2,139,212   $      83,762     $    7,327,620  $      181,384
                                 =============     =============    ==============    =============     ============    ============
    Total equity
    investments                $       129,081  $       4,449    $        3,414   $         161      $      132,495   $       4,610
                                  ============     ============     =============    =============    =============    =============

                                                                          December 31, 2004
                                  --------------------------------------------------------------------------------------------------
                                     Less than twelve months           Twelve months or longer                    Total
                                  ------------------------------    ------------------------------    ------------------------------
                                   Estimated        Unrealized        Estimated       Unrealized       Estimated        Unrealized
        Fixed Maturities:         Fair value           Loss          Fair value          Loss          Fair value          Loss
    --------------------------    ------------     -------------    --------------   -------------    -------------    -------------
     U.S. Government
      direct obligations
      and U.S. agencies        $       850,994  $       4,000    $       220,214          4,687    $    1,071,208   $        8,687
    Obligations of U.S.
      states and their
      subdivisions                     160,000          2,256            107,556          2,674           267,556            4,930
    Foreign governments                 59,208            193              8,525             25            67,733              218
    Corporate debt
      securities                       648,979         11,298            600,119         26,865         1,249,098           38,163
    Mortgage-backed
      and asset-backed
      securities                       555,898          7,605            283,131         14,029           839,029           21,634
                                  ------------     -------------    --------------   -------------    -------------    -------------
    Total fixed maturities     $     2,275,079  $      25,352    $     1,219,545         48,280    $    3,494,624   $       73,632
                                  ============     =============    ==============   =============    =============    =============
    Total equity
    investments                $       109,411  $         652   $            867            403    $      110,278   $        1,055
                                  =============    ============    ===============   =============    =============    =============


       Fixed maturities - At December 31, 2005 and 2004, there were 1,134 and 480 securities, respectively, that had been in a loss position for less than twelve months with carrying values in the amounts of $5,188,408 and $2,275,079, respectively, and unrealized losses in the amounts of $97,622 and $25,352, respectively. At December 31, 2005 and 2004, less than 2% of these securities were rated non-investment grade. The losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       At December 31, 2005 and 2004, there were 641 and 410 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values in the amounts of $2,139,212 and $1,219,545, respectively, and unrealized losses in the amounts of $83,762 and $48,280, respectively.

       For the years ended December 31, 2005 and 2004, the Company recorded other-than-temporary impairments in the fair value of its available-for-sale investments in the amounts of $12,958 and $13,167, respectively.

       The Company has fixed maturity securities with fair values in the amounts of $13,312 and $19,518 that have been non-income producing for the twelve months preceding December 31, 2005 and 2004, respectively.

       U.S. Government direct obligations and U.S. agencies, obligations of U.S. states and their subdivisions and foreign governments - The unrealized losses on the Company's investments in U.S. Government direct obligations and U.S. agencies, obligations of U.S. States and their subdivisions, and foreign governments as of December 31, 2005 and 2004 were caused by market interest rate increases since the securities were acquired. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investments. All of these investments are rated A and above. Because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

       Mortgage-backed and asset-backed securities - Six issues have been in a continuous loss position for twelve months or longer with a fair value of $40,129 and a loss of $2,948 due to decrease in credit quality. Five of these six issues have manufactured housing collateral. The Company recognized other-than-temporary impairment of $4,001 on three of these securities during the year ended December 31, 2005. While the Company is in an unrealized loss position on these securities, payments continue to be made under their original terms and the Company believes the collateral is sufficient to repay remaining outstanding principal. All remaining losses in both categories are related to market interest rate increases since the purchase of the securities. Because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

       Corporate debt securities - In the automobile related industry, 12 securities have been in a loss position for less than twelve months with losses of $10,847. One security has been in a loss position for twelve months or longer with a loss of $1,946. There were 2 automobile industry securities upon which $7,992 of impairment write-downs were recognized during the year ended December 31, 2005. Based on the Company's analysis of the liquidity of the issuers of these investments, the Company considers the remaining principal to be fully recoverable under the contractual terms of the investments.

       In the airline industry, there were no securities in a loss position for less than twelve months. Twenty issues were in a loss position for twelve months or longer with losses of $1,829. There were 8 airline industry securities upon which $363 of impairment write-downs were recognized during the year ended December 31, 2005. Based on current and anticipated debt restructure agreements on these investments, the Company considers the remaining principal to be fully recoverable.

       The telephone and telecommunications industry has 25 securities with unrealized losses of $3,384 for less than twelve months and $3,798 for twelve months or longer. In the electric/utilities industry, there were 38 securities in a loss position for less than twelve months with an unrealized loss of $8,911. There were 40 securities in a loss position for twelve months or longer with an unrealized loss of $5,427. Less than $750 of the unrealized losses in these industries were related to a decrease in credit quality. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The remaining unrealized losses on the Company's investments in corporate debt securities in both categories are not concentrated in any one industry. Because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

       Equity investments - At December 31, 2005 and 2004, the Company had unrealized losses on equity investments in the amounts of $4,610 and $1,055, respectively. The increase in unrealized loss is primarily a result of the decline in market value of an exchange-traded bond fund whose value fluctuates with interest rates. Of the total unrealized loss of $4,610, $4,449 has been in a loss position for less than twelve months. At December 31, 2005, the Company has no information indicating that any of these investments are other-than-temporarily impaired.

5.      ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

       The following table summarizes the carrying amount and estimated fair value of the Company's financial instruments at December 31, 2005 and 2004:


                                                             December 31,                          December 31,
                                                  -----------------------------------    ----------------------------------
                                                                 2005                                  2004
                                                  -----------------------------------    ----------------------------------
                                                     Carrying           Estimated           Carrying          Estimated
                                                      Amount            Fair Value           Amount           Fair Value
                                                  ---------------     ---------------    ---------------    ---------------
      ASSETS:
       Fixed maturities and
        short-term investments                 $     14,837,466    $     14,837,466   $     13,933,306   $     13,933,306
       Equity investments                               524,212             524,212            637,434            637,434
       Mortgage loans on
        real estate                                   1,460,559           1,471,642          1,543,507          1,511,437
       Policy loans                                   3,715,888           3,715,888          3,548,225          3,548,225
       Derivatives                                        4,695               4,695              4,100              4,100
       Reinsurance receivable                           911,121             911,121          1,333,349          1,333,349

      LIABILITIES:
       Annuity contract reserves
        without life contingencies                    5,727,506           5,725,027          4,831,428          4,833,755
       Policyholders' funds                             348,937             348,937            327,409            327,409
       Due to parent and affiliates                     240,929             241,064            220,823            221,674
       Commercial paper                                  95,064              95,064             95,044             95,044
       Derivatives                                       12,789              12,789             13,563             13,563
       Repurchase agreements                            755,905             755,905            563,247            563,247

       The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company's financial instruments.

       The estimated fair value of fixed maturities and equity investments that are publicly traded are obtained from an independent pricing service. To determine fair value of fixed maturity and equity investments that are not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. The fair value of a cost method investment is not estimated if there are no identified events or changes in circumstances that may have a significant adverse effect.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

       Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair value approximates carrying value.

       The estimated fair value and carrying amount of reinsurance receivables at December 31, 2005 and 2004 includes $(34,063) and $13,372, respectively, representing the estimated fair value of the embedded derivative associated with the Company's reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC (See Note 3). Valuation of the derivative is based upon the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

       The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

       The estimated fair value of policyholders' funds is the same as the carrying amount since the Company can change the interest crediting rates with 30 days notice.

       The estimated fair value of the notes payable to GWL&A Financial and GWL is based upon discounted cash flows at current market rates on high quality investments.

       The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of these liabilities.

       Included in other assets at December 31, 2005 and 2004, are derivative financial instruments in the amounts of $4,695 and $4,100 respectively. Included in other liabilities at December 31, 2005 and 2004, are derivative financial instruments in the amounts of $12,789 and $13,563, respectively. The estimated fair value of over-the-counter derivatives, primarily consisting of interest rate swaps, which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors.

6.     ALLOWANCES ON POLICYHOLDER RECEIVABLES

       Amounts receivable for uninsured accident and health insurance plan claims paid on behalf of customers and premiums in the course of collection are generally uncollateralized. Such receivables are from a large number of policyholders dispersed throughout the United States and throughout many industry groups.

       The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on amounts receivable related to uninsured accident and health insurance plan claims and premiums in course of collection. Management's judgment is based upon past loss experience and current and projected economic conditions.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       Activity in the allowances for amounts receivable related to uninsured accident and health insurance plan claims paid on behalf of customers is as follows:


                                                                         2005               2004                2003
                                                                    ----------------    --------------     ---------------
      Balance, January 1                                         $        22,938     $       32,329     $        42,144
      Amounts acquired by reinsurance                                       (394)            (1,859)                  -
      Provisions charged (reversed) to operations                           (507)              (517)              1,460
      Amounts written off, net of recoveries                              (3,633)            (7,015)            (11,275)
                                                                    ----------------    --------------     ---------------
      Balance, December 31                                       $        18,404     $       22,938     $        32,329
                                                                    ================    ==============     ===============

       Activity in the allowances for premiums in course of collection is as follows:

                                                                         2005               2004                2003
                                                                    ----------------    --------------     ---------------
      Balance, January 1                                         $        7,751      $        9,768     $        12,011
      Amounts acquired by reinsurance                                       (97)               (300)                  -
      Provisions charged (reversed) to operations                        (1,559)                 17               1,889
      Amounts written off, net of recoveries                               (868)             (1,734)             (4,132)
                                                                    ----------------    --------------     ---------------
      Balance, December 31                                       $        5,227      $        7,751     $         9,768
                                                                    ================    ==============     ===============

7.     REINSURANCE

       The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability of $3,500 of coverage per individual life.

       Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2005 and 2004, the reinsurance receivables had carrying values in the amounts of $911,121 and $1,333,349, respectively. Included in these amounts are $654,965 and $1,072,940 at December 31, 2005 and 2004, respectively, associated with reinsurance agreements with related parties. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2005 or 2004.

       In addition to the indemnity reinsurance agreement entered into with CLAC (See Note 3), the Great-West Healthcare division of the Company entered into a reinsurance agreement, effective January 1, 2003, with Allianz Risk Transfer (Bermuda) Limited ("Allianz") to cede 90% in 2003, 75% in 2004 and 40% in 2005 of direct written group health stop-loss and excess loss activity. This agreement was terminated on December 31, 2005.

       The following table summarizes life insurance in-force and total premium income at, and for the year ended, December 31, 2005:


                                                                                                               Percentage
                                                                                                                of Amount
                                     Written          Reinsurance        Reinsurance                             Assumed
                                     Direct              Ceded             Assumed               Net             to Net
                                 ----------------   ----------------    ---------------    ----------------   --------------
      Life insurance in-force:
       Individual              $   50,652,853     $    (12,886,784)   $   16,347,463     $    54,113,532         30.2%
       Group                       43,537,222                 (211)            -              43,537,011          0.0%
                                 ----------------   ----------------    ---------------    ----------------
           Total               $   94,190,075     $    (12,886,995)   $    16,347,463    $    97,650,543


                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)

                                                                                                               Percentage
                                                                                                                of Amount
                                     Written          Reinsurance        Reinsurance                             Assumed
                                     Direct              Ceded             Assumed               Net             to Net
                                 ----------------   ----------------    ---------------    ----------------   --------------
      Premium income:
       Life insurance          $      392,489     $       (51,946)    $      357,134     $       697,677         51.2%
       Accident/health                555,506            (231,489)           197,113             521,130         37.8%
       Annuities                        4,677                (757)             2,409               6,329         38.1%
                                 ----------------   ----------------    ---------------    ----------------
           Total               $      952,672     $      (284,192)    $      556,656     $     1,225,136
                                 ================   ================    ===============    ================

       The following table summarizes life insurance in-force and life and accident/health premiums at, and for the year ended, December 31, 2004:


                                                                                                                Percentage
                                                                                                                 of Amount
                                     Written          Reinsurance         Reinsurance                             Assumed
                                     Direct              Ceded              Assumed              Net              to Net
                                 ----------------   ----------------    ----------------   ----------------    --------------
      Life insurance in-force
       Individual              $    50,946,388    $   (12,925,504)    $    14,080,477    $     52,101,361           27.0%
       Group                        48,101,396           (501,200)          1,142,649          48,742,845            2.3%
                                 ----------------   ----------------    ----------------   ----------------
           Total               $    99,047,784    $   (13,426,704)    $    15,223,126    $    100,844,206
                                 ================   ================    ================   ================

      Premium income:
       Life insurance          $       416,157    $       (54,610)    $       157,351    $       518,898            30.3%
       Accident/health                 628,257           (377,632)           (103,721)           146,904          (70.6)%
       Annuities                           745               (953)              5,474              5,266           103.9%
                                 ----------------   ----------------    ----------------   ----------------
           Total               $     1,045,159    $      (433,195)    $        59,104    $       671,068
                                 ================   ================    ================   ================

       The following table summarizes life insurance in-force and life and accident/health premiums at, and for the year ended, December 31, 2003:

                                                                                                               Percentage
                                                                                                                of Amount
                                     Written          Reinsurance        Reinsurance                             Assumed
                                     Direct              Ceded             Assumed               Net             to Net
                                 ----------------   ----------------    ---------------    ----------------   --------------
      Life insurance in-force:
       Individual              $    49,590,015    $    (16,483,477)   $    18,054,587    $    51,161,125         35.3%
       Group                        49,150,866             (18,941)        53,570,393        102,702,318         52.2%
                                 ----------------   ----------------    ---------------    ----------------
           Total               $    98,740,881    $    (16,502,418)   $    71,624,980    $   153,863,443
                                 ================   ================    ===============    ================

      Premium income:
       Life insurance          $       355,791    $        (44,118)   $     1,301,560    $     1,613,233         80.7%
       Accident/health                 678,516            (423,592)           321,996            576,920         55.8%
       Annuities                         4,800                (500)            58,444             62,744         93.1%
                                 ----------------   ----------------    ---------------    ----------------
           Total               $     1,039,107    $       (468,210)   $     1,682,000    $     2,252,897
                                 ================   ================    ===============    ================


                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


8.     COMMERCIAL PAPER

       The Company has a commercial paper program that is partially supported by a $50,000 corporate credit facility. (See Note 17).

       The following table provides information regarding the Company's commercial paper program at December 31, 2005 and 2004:

                                                                                         December 31,
                                                                     ------------------------------------------------------
                                                                               2005                         2004
                                                                     --------------------------   --------------------------
      Commercial paper outstanding                                           $ 95,064                     $ 95,044
      Maturity range (days)                                                   10 - 86                      10 - 66
      Interest rate range                                                  3.99% - 4.48%                2.18% - 2.50%

9.     STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS AND OTHER MATTERS

       At December 31, 2005 and 2004, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2005 and 2004.

       The Company's net income (loss) and capital and surplus, as determined in accordance with statutory accounting principles and practices, for the years ended December 31, 2005, 2004 and 2003 are as follows:


                                                                                 Year Ended December 31,
                                                                 ---------------------------------------------------------
                                                                      2005                2004                 2003
                                                                 ----------------    ----------------     ----------------
                                                                   (Unaudited)
      Net income (loss)                                       $       391,631     $        402,341     $        (75,626)
      Capital and surplus                                           1,514,203            1,477,464            1,281,191

       Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. Dividends in the amounts of $221,358, $163,230 and $75,711, were paid on the Company's common stock during the years ended December 31, 2005, 2004 and 2003, respectively.

       The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Unaudited statutory capital and surplus and net gain from operations at December 31, 2005 were $1,514,203 and $411,925, respectively. The Company should be able to pay up to $411,925 (unaudited) of dividends in 2006.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


10.    OTHER COMPREHENSIVE INCOME

       The following table presents the composition of other comprehensive income for the year ended December 31, 2005:


                                                                                Year Ended December 31, 2005
                                                                  ----------------------------------------------------------
                                                                    Before-Tax          Tax (Expense)          Net-of-Tax
                                                                      Amount             or Benefit              Amount
                                                                  ----------------    ------------------     ---------------
      Unrealized gains on available-for-sale securities:
      Net changes during the year related to cash
        flow hedges                                            $         5,753     $        (2,014)       $          3,739
      Unrealized holding gains (losses) arising
        during the period                                             (256,982)             89,142                (167,840)
      Less:  reclassification adjustment for (gains)
        losses realized in net income                                   (3,474)              1,216                  (2,258)
                                                                  ----------------    ------------------     ---------------
      Net unrealized gains (losses)                                   (254,703)             88,344                (166,359)
      Reserve and deferred policy acquisition
        costs adjustment                                                63,393             (22,314)                 41,079
                                                                  ----------------    ------------------     ---------------
      Net unrealized gains (losses)                                   (191,310)             66,030                (125,280)
      Minimum pension liability adjustment                             (15,897)              5,564                 (10,333)
                                                                  ----------------    ------------------     ---------------
      Other comprehensive income (loss)                        $      (207,207)    $        71,594        $       (135,613)
                                                                  ================    ==================     ===============

       The following table presents the composition of other comprehensive income for the year ended December 31, 2004:

                                                                                Year Ended December 31, 2004
                                                                  ----------------------------------------------------------
                                                                    Before Tax         Tax (Expense)          Net of Tax
                                                                      Amount              Benefit               Amount
                                                                  ---------------     -----------------     ----------------
      Unrealized gains on available-for-sale securities:
      Net changes during the year related to cash
        flow hedges                                            $          7,326     $        (2,564)      $        4,762
      Unrealized holding gains (losses) arising
         during the period                                             (12,706)              4,448               (8,258)
      Less: reclassification adjustment for (gains)
        losses realized in net income                                  (35,908)             12,567              (23,341)
                                                                  ---------------     -----------------     ----------------
      Net unrealized gains (losses)                                    (41,288)             14,451              (26,837)
      Reserve and deferred policy acquisition
       costs adjustment                                                 35,773             (12,521)              23,252
                                                                  ---------------     -----------------     ----------------
      Net unrealized gains (losses)                                     (5,515)              1,930               (3,585)
      Minimum pension liability adjustment                              (8,370)              2,930               (5,440)
                                                                  ---------------     -----------------     ----------------
      Other comprehensive income (loss)                        $       (13,885)    $         4,860       $       (9,025)
                                                                  ===============     =================     ================


                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The following table presents the composition of other comprehensive income for the year ended December 31, 2003:

                                                                                Year Ended December 31, 2003
                                                                  ---------------------------------------------------------
                                                                    Before-Tax         Tax (Expense)          Net-of-Tax
                                                                      Amount              Benefit               Amount
                                                                  ----------------    -----------------    -----------------
      Unrealized gains on available-for-sale securities:
      Net changes during the year related to
        cash flow hedges                                         $      (18,159)   $          6,356     $        (11,803)
      Unrealized holding gains (losses) arising
        during the period                                                12,967              (4,538)               8,429
      Less:  reclassification adjustment for (gains)
        losses realized in net income                                   (22,824)              7,989              (14,835)
                                                                  ----------------    -----------------    -----------------
         Net unrealized gains (losses)                                  (28,016)              9,807              (18,209)
      Reserve and deferred policy
        acquisition costs adjustment                                    (12,553)              4,393               (8,160)
                                                                  ----------------    -----------------    -----------------
      Net unrealized gains (losses)                                     (40,569)             14,200              (26,369)
      Minimum pension liability adjustment                               5,498               (1,925)               3,573
                                                                  ----------------    -----------------    -----------------
      Other comprehensive income (loss)                          $      (35,071)   $         12,275     $        (22,796)
                                                                  ================    =================    =================

11. NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

       The following table summarizes net investment income for the years ended December 31, 2005, 2004 and 2003:

                                                                                   Year Ended December 31,
                                                                   --------------------------------------------------------
                                                                        2005                 2004                2003
                                                                   ---------------     -----------------    ---------------
      Investment income:
       Fixed maturities and short-term investments              $       762,683     $        688,096     $        666,849
       Equity investments                                                18,899               10,749                4,703
       Mortgage loans on real estate                                     93,230              104,902               85,966
       Policy loans                                                     202,946              203,127              195,633
       Other, including interest income from related
         parties of $32,723, $60,922 and $47,584                         22,377               64,149               67,614
                                                                   ---------------     -----------------    ---------------
                                                                      1,100,135            1,071,023            1,020,765
      Investment expenses, including interest on
       amounts charged by related parties
       of $14,396, $15,189 and $14,345                                   27,607               37,716               32,365
                                                                   ---------------     -----------------    ---------------
      Net investment income                                     $     1,072,528     $      1,033,307     $        988,400
                                                                   ===============     =================    ===============

       The following table summarizes net realized gains on investments for the years ended December 31, 2005, 2004 and 2003:

                                                                                   Year Ended December 31,
                                                                   --------------------------------------------------------
                                                                        2005                 2004                2003
                                                                   ---------------     -----------------    ---------------
      Net realized gains (losses):
       Fixed maturities and short-term investments              $      (20,129)     $         34,960     $         26,621
       Equity investments                                               43,884                 8,040                1,013
       Mortgage loans on real estate                                       625                 5,318                2,911
       Other                                                              (81)                   (13)                 -
       Provisions for mortgage impairments                              14,678                 9,642                9,015
                                                                   ---------------     -----------------    ---------------
      Net realized gains on investments                         $       38,977      $         57,947     $         39,560
                                                                   ===============     =================    ===============

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       Included in net investment income and net realized gains on investments are amounts allocable to the participating fund account. This allocation is based on the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account. The amount of net investment income allocated to the participating fund account was $351,149, $367,558, and $343,504 for the years ended December 31, 2005,
       2004 and 2003, respectively. The amount of net realized gains (losses) allocated to the participating fund account was $(3,300), $8,504, and $8,236 for the years ended December 31, 2005, 2004 and 2003, respectively.

12.    EMPLOYEE BENEFIT PLANS

       Defined benefit pension and post-retirement medical plans - The Company has a noncontributory defined benefit pension plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee's years of service and compensation levels near retirement. The Company's policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

       The Company sponsors an unfunded post-retirement medical plan (the "medical plan") that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The following table summarizes changes in the benefit obligations and plan assets for the Company's defined benefit pension plan and its unfunded post-retirement medical plan for the years ended December 31, 2005, 2004 and 2003:


                                              Defined Benefit Pension Plan                 Post-Retirement Medical Plan
                                        ------------------------------------------    ----------------------------------------
                                                 Year Ended December 31,                      Year Ended December 31,
                                        ------------------------------------------    ----------------------------------------
                                           2005          2004            2003            2005          2004           2003
                                        -----------   ------------    ------------    ------------   ----------    -----------
      Change in projected
       benefit obligation:
      Benefit obligation,
       January 1                     $   238,024      212,963      $      186,047  $     50,074         44,105  $     31,242
      Service cost                         8,498        8,576               8,269         2,385          2,891         2,046
      Interest cost                       14,537       13,317              12,275         2,421          2,735         2,269
      Actuarial (gain) loss               21,658        9,781              12,746        (2,813)         1,482         9,614
      Benefits paid                       (7,071)      (6,613)            (6,374)        (1,089)        (1,139)       (1,066)
      Plan change                             -             -                -          (34,965)            -            -
      Canada Life plan merger                 -             -                -            7,910             -            -
                                        -----------   ------------    ------------    ------------   ----------    -----------
      Benefit obligation,
       December 31                   $    275,646       238,024    $      212,963  $     23,923         50,074   $     44,105
                                        ===========   ============    ============    ============   ==========    ===========

                                              Defined Benefit Pension Plan                 Post-Retirement Medical Plan
                                        ------------------------------------------    ----------------------------------------
                                                 Year Ended December 31,                      Year Ended December 31,
                                        -----------   ------------    ------------    ------------   ----------    -----------
                                           2005          2004            2003            2005          2004           2003
                                        -----------   ------------    ------------    ------------   ----------    -----------
      Change in plan assets:
       Fair value of plan
        assets, January 1            $    198,964       189,319    $    163,316    $        -              -    $        -
      Actual return on plan
        assets                             16,860        13,058          32,377             -              -             -
      Employer contributions                  -           3,200             -             1,089         1,139         1,066
      Benefits paid                        (7,071)       (6,613)         (6,374)         (1,089)       (1,139)      (1,066)
                                        -----------   ------------    ------------    ------------   ----------    -----------
      Fair value of plan
       assets, December 31           $    208,753       198,964    $    189,319    $        -              -    $        -
                                        ===========   ============    ============    ============   ==========    ===========

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)



                                               Defined Benefit Pension Plan                Post-Retirement Medical Plan
                                                 Year Ended December 31,                      Year Ended December 31,
                                        -------------------------------------------   ----------------------------------------
                                           2005          2004             2003           2005          2004          2003
                                        -----------   ------------    -------------   -----------   -----------   ------------
      Funded (unfunded)
       status                        $    (66,893)  $   (39,060)   $    (23,643)    $   (23,923)  $   (50,074) $     (44,105)
      Unrecognized net
       actuarial loss                      67,055        50,682          41,777          11,879        14,532         13,715
      Unrecognized prior
       service cost                           832         1,464           2,095         (41,063)       (7,965)        (8,679)
      Contributions after
        measurement date and
        before fiscal year end
                                            4,700           -               -               -             -             -
      Unrecognized net
       obligation or (asset)
       at transition                       (9,085)      (10,599)        (12,113)            -             -             -
                                        -----------   ------------    -------------   -----------   -----------   ------------
       Net amount recognized               (3,391)        2,487           8,116         (53,107)      (43,507)       (39,069)
      Additional minimum
       liability                          (39,148)      (24,158)        (16,419)            -             -             -
                                        -----------   ------------    -------------   -----------   -----------   ------------
      Prepaid benefit cost
       (accrued benefit
       liability)                         (42,539)      (21,671)         (8,303)        (53,107)      (43,507)       (39,069)
      Intangible asset                        832         1,464           2,095             -             -             -
       Accumulated other
       comprehensive
       income adjustments                  38,316        22,694          14,324             -             -             -
                                        -----------   ------------    -------------   -----------   -----------   ------------
      Net amount recognized          $     (3,391)  $     2,487    $      8,116     $   (53,107)  $   (43,507)  $    (39,069)
                                        ===========   ============    =============   ===========   ===========   ============

      Increase (decrease) in
       minimum liability
       included in other
       comprehensive income          $     10,155   $     5,440    $     (3,573)
                                        ===========   ============    =============

                                                          Expected Benefit Payments Year Ended December 31,
                                        --------------------------------------------------------------------------------------
                                                                                                                     2011
                                                                                                                    Through
                                           2006          2007            2008            2009          2010          2015
                                        -----------   ------------   --------------   -----------   -----------   ------------
      Defined benefit
       pension plan                  $     8,013    $     8,544    $     9,255       $    9,938   $     10,532   $    68,571
      Post-retirement
       medical plan                          832            975          1,151            1,299          1,488        10,723


      During December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law. Under the Act, which takes effect on January 1, 2006, employers who sponsor postretirement plans that provide for a prescription drug benefit under Medicare Part D may be entitled to a subsidy payment. In conjunction with the effect of this legislation, the Company amended its post-retirement medical plan, whereby it eliminated the provision of medical benefits for retired employees past the age of 65. This amendment resulted in a reduction of the Company's estimated post-retirement medical plan benefit obligation in the amount of $34,965. On January 1, 2005, the United States employees of CLAC became participants in the Company's post-retirement medical benefit plan.

      The accumulated benefit obligation for all defined benefit pension plans was $255,992 and $220,635 at December 31, 2005 and 2004, respectively.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


      The following table presents the components of net periodic benefit cost for the years ended December 31, 2005, 2004 and 2003:



                                              Defined Benefit Pension Plan                Post-Retirement Medical Plan
                                                Years Ended December 31,                    Years Ended December 31,
                                      ---------------------------------------------   -------------------------------------
                                          2005           2004             2003           2005         2004         2003
                                      -------------   ------------    -------------   -----------   ----------   ----------
      Components of net
        periodic benefit cost:
      Service cost                 $       8,498    $     8,576    $       8,269     $    2,385    $   2,891    $   2,046
      Interest cost                       14,537         13,317           12,275          2,421        2,735        2,269
      Expected return on
        plan assets                      (15,610)       (14,933)         (12,954)            -            -            -
      Amortization of
         transition obligation            (1,514)        (1,514)          (1,514)            -            -            -
      Amortization of
         unrecognized prior
         service costs                       632            632              632         (1,868)        (713)        (713)
      Amortization of loss
       from earlier periods                4,035          2,751             3,489           532          664          261
                                      -------------   ------------    -------------   -----------   ----------   ----------
      Net periodic benefit
        cost                       $      10,578    $     8,829    $      10,197     $    3,470    $   5,577    $    3,863
                                      =============   ============    =============   ===========   ==========   ==========

       The following table presents the assumptions used in determining benefit obligations for the years ended December 31, 2005, 2004 and 2003:



                                              Defined Benefit Pension Plan                Post-Retirement Medical Plan
                                      ---------------------------------------------   -------------------------------------
                                                Year Ended December 31,                     Year Ended December 31,
                                      ---------------------------------------------   -------------------------------------
                                          2005           2004             2003           2005         2004         2003
                                      -------------   ------------    -------------   -----------   ----------   ----------
      Discount rate                      5.750%          6.00%            6.25%          5.750%       6.00%        6.25%
      Expected return on
        plan asset                       8.00%           8.00%            8.00%           -             -            -
      Rate of compensation
        increase                         3.19%           3.19%            3.44%           -             -            -


       The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

       Assumed healthcare cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 9.5% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2014.

       The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:


                                                                                One Percentage            One Percentage
                                                                                Point Increase            Point Decrease
                                                                             ----------------------    ---------------------
      Increase (decrease) on total of service and interest cost
        on components                                                     $             400         $            (338)
      Increase (decrease) on post-retirement benefit obligation                       2,882                    (2,484)


                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


      The following table presents how the Company's pension plan assets are invested at December 31, 2005 and 2004:


                                                                                             December 31,
                                                                             ----------------------------------------------
                        Asset Category:                                              2005                     2004
                                                                             ----------------------    --------------------
                          Equity securities                                           68%                       64%
                          Debt securities                                             27%                       29%
                          Real estate                                                  4%                        -
                          Other                                                        1%                        7%
                                                                             ----------------------    --------------------
                                 Total                                               100%                      100%
                                                                             ======================    ====================



       The following table presents the Company's target allocation for invested plan assets at December 31, 2006:



                        Asset Category:                                         December 31, 2006
                                                                            -----------------------
                          Equity securities                                            60%
                          Debt securities                                              30%
                          Other                                                        10%
                                                                            -----------------------
                                 Total                                                100%
                                                                            =======================

       The Company does not expect to make contributions to its pension plan during the year ended December 31, 2006.

       The investment objective of the defined benefit pension plan is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

       Supplemental executive retirement plan - The Company also provides supplemental executive retirement plans to certain key executives. This plan provides key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The Company's expense for this plan was $3,732, $3,183 and $3,290 for the years ended December 31, 2005, 2004 and
       2003, respectively. The liability associated with this plan was $35,348 and $29,378 at December 31, 2005 and 2004, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

      The following table summarizes changes in the benefit obligations and plan assets for the Company's supplemental executive retirement plans for the years ended December 31, 2005, 2004 and 2003:


                                                                          Supplemental Executive Retirement Plans
                                                                   -------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        2005                 2004               2003
                                                                   ---------------      ---------------    ---------------
      Change in projected benefit obligation:
      Benefit obligation, January 1                             $     36,299         $     30,441       $     29,873
      Service cost                                                       818                  767                611
      Interest cost                                                    2,147                1,871              2,022
      Plan amendments                                                  4,261                  318                 -
      Actuarial (gain) loss                                            3,186                3,617            (2,078)
      Special termination benefits                                       -                    225                954
      Benefits paid                                                     (940)                (940)              (941)
                                                                   ---------------      ---------------    ---------------
      Benefit obligation, December 31                           $     45,771       $       36,299     $       30,441
                                                                   ===============      ===============    ===============

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


                                                                          Supplemental Executive Retirement Plans
                                                                   -------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        2005                 2004               2003
                                                                   ---------------      ---------------    ---------------
      Change in plan assets:
      Fair value of plan assets, January 1                      $           -        $           -      $           -
      Employer contributions                                              940                  940                941
      Benefits paid                                                      (940)                (940)              (941)
                                                                   ---------------      ---------------    ---------------
      Fair value of plan assets, December 31                    $           -        $           -      $           -
                                                                   ===============      ===============    ===============


                                                                          Supplemental Executive Retirement Plans
                                                                   -------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        2005                 2004               2003
                                                                   ---------------      ---------------    ---------------
      Unfunded status                                           $     (45,771)       $     (36,299)     $     (30,441)
      Unrecognized net actuarial gain                                   8,327                5,310              1,718
      Unrecognized prior service cost                                   9,096                5,433              5,660
                                                                   ---------------      ---------------    ---------------
      Net amount recognized                                     $      (28,348)      $     (25,556)     $     (23,063)
                                                                   ===============      ===============    ===============

      Accrued benefit cost                                            (35,348)             (29,378)           (24,942)
      Intangible asset                                                  6,726                3,578              1,687
      Accumulated other comprehensive income                              274                  244                192
                                                                   ---------------      ---------------    ---------------
      Net amount recognized                                           (28,348)             (25,556)           (23,063)
                                                                   ===============      ===============    ===============
      Increase in minimum liability included
         in other comprehensive income                          $     178            $           -      $           -
                                                                   ===============      ===============    ===============



                                                       Expected Benefit Payments Year Ended December 31,
                                  --------------------------------------------------------------------------------------------
                                                                                                                    2011
                                                                                                                   Through
                                     2006            2007           2008           2009            2010             2015
                                  -----------     -----------    -----------    -----------     ------------    --------------
      Supplemental
         Executive
         Retirement Plan      $      2,167     $     2,379    $     2,196    $     2,511     $     2,698     $    15,796


       The following table presents the components of net periodic benefit cost for the years ended December 31, 2005, 2004 and 2003:



                                                                          Supplemental Executive Retirement Plans
                                                                   -------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        2005                 2004               2003
                                                                   ---------------      ---------------    ---------------
      Components of net periodic benefit cost:
      Service cost                                              $          818       $          767     $         611
      Interest cost                                                      2,147                1,871             2,022
      Amortization of unrecognized prior service costs                     598                  545               545
      Amortization of loss from prior periods                              169                    -               112
                                                                   ---------------      ---------------    ---------------
      Net periodic benefit cost                                 $        3,732        $       3,183      $      3,290
                                                                   ===============      ===============    ===============

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The following table presents the assumptions used in determining benefit obligations for the years ended December 31, 2005, 2004 and 2003:


                                                                          Supplemental Executive Retirement Plans
                                                                   -------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                        2005                 2004               2003
                                                                   ---------------      ---------------    ---------------
      Discount rate                                                     5.75%                6.00%              6.25%
      Rate of compensation increase                                     6.00%                6.00%              6.00%


       Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2005, 2004 and 2003 were $8,153, $7,522 and $6,646, respectively.

       The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code.

       Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $17,837 and $16,810 at December 31, 2005 and 2004, respectively. The participant deferrals earned interest at the average rate of 6.08% and 6.56% during the years ended December 31, 2005 and 2004, respectively. The interest rate is based on the Moody's Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.70% to 8.30% for retired participants. Interest expense related to this plan was $1,199, $1,184 and $1,087 for the years ended December 31, 2005, 2004 and
       2003, respectively.

       The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under
       Section 401 of the Internal Revenue Code.

       Effective January 1, 2005, this program no longer accepted participant deferrals. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $6,055 and $6,339 at December 31, 2005 and 2004, respectively. The participant deferrals earned interest at the average rate of 4.50% during both years ended December 31, 2005 and 2004. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $282, $291 and $362 for the years ended December 31, 2005, 2004 and 2003, respectively.

       The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code.

       Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $10,633 and $9,246 at December 31, 2005 and 2004, respectively. Unrealized gains(losses) on invested participant deferrals were $542 and $963 for the years ended December 31, 2005 and 2004, respectively.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


13.     FEDERAL INCOME TAXES

       The following table presents a reconciliation between the statutory federal income tax rate and the Company's effective federal income tax rate for the years ended December 31, 2005, 2004 and 2003:


                                                                                 Year Ended December 31,
                                                                ----------------------------------------------------------
                                                                    2005                2004               2003
                                                                --------------      -------------     ----------------
      Statutory federal income tax rate                               35.0       %       35.0      %        35.0        %
      Income tax effect of:
        Reduction in tax contingency                                  (0.2)              (0.3)              (2.1)
        Investment income not subject to federal tax                  (1.0)              (1.3)              (2.1)
        Tax credits                                                   (3.8)              (2.4)               -
        State income taxes, net of federal benefit                     0.7                0.2                0.6
        Other, net                                                    (0.4)               0.3                1.2
                                                                --------------      -------------     ----------------
      Effective federal income tax rate                               30.3       %       31.5      %        32.6        %
                                                                ==============      =============     ================

       The Company has reduced its liability for tax contingencies in each of the last three years due to the completion of Internal Revenue Service examinations.

       Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2005 and 2004, are as follows:


                                                                                  December 31,
                                                      ----------------------------------------------------------------------
                                                                    2005                                 2004
                                                      --------------------------------      --------------------------------
                                                         Deferred          Deferred           Deferred           Deferred
                                                           Tax                Tax                Tax               Tax
                                                          Asset            Liability            Asset           Liability
                                                      ---------------    --------------     --------------     -------------
      Policyholder reserves                        $      427,604     $          -       $      334,357     $          -
      Deferred policy acquisition costs                       -              150,079                -              127,563
      Deferred acquisition cost proxy tax                 235,243                -              137,867                -
      Investment assets                                       -              106,973                -              242,297
      NOL carryforward                                    100,044                -                  -                  -
      Other                                                   -              315,794             36,481                -
                                                      ---------------    --------------     --------------     -------------
           Total deferred taxes                    $      762,891     $      572,846     $      508,705     $      369,860
                                                      ===============    ==============     ==============     =============

       Amounts presented for investment assets above include $2,539 and $75,726 related to the unrealized gains on the Company's fixed maturities, which are classified as available-for-sale at December 31, 2005 and 2004, respectively.

       Under pre-1984 life insurance company income tax laws, a portion of a life insurance company's gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account at December 31, 2005 and 2004 was $0 and $7,742, respectively.

       The Company, together with certain of its subsidiaries, and GWL&A Financial have entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis. Certain other subsidiaries file their federal income tax returns separately.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       Included in due from parent and affiliates at December 31, 2005 and 2004 is $13,661 and $38,789, respectively, of income taxes receivable from GWLA Financial related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheet at December 31, 2005 is $5,128 of income taxes receivable related to the separate federal income tax returns filed by certain subsidiaries and other state income tax receivables. Included in the consolidated balance sheet at December 31, 2004 is $33,337 of income tax liabilities related to the separate federal income tax returns filed by certain subsidiaries and other state income tax liabilities.

14.    SEGMENT INFORMATION

       The Company has two reportable business segments: Great-West Healthcare and Financial Services. The Great-West Healthcare segment markets and administers group life and health insurance to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to individuals, public and not-for-profit employers and corporations, and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has its own unique distribution channels.

       The accounting policies of each of the segments are the same as those described in Note 1. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes.

       The Company's operations are not materially dependent on one or a few customers, brokers or agents.

       The following tables summarize segment financial information for the year ended and as of December 31, 2005:


                                                                              Year Ended December 31, 2005
                                                              -------------------------------------------------------------
                                                                 Great-West             Financial
      Operations:                                                Healthcare              Services               Total
      -----------                                             ------------------    -------------------    -----------------
      Revenue:
       Premium income                                      $        678,333      $        546,803       $       1,225,136
       Fee income                                                   663,932               300,767                 964,699
       Net investment income                                         66,687             1,005,841               1,072,528
       Net realized gains on investments                             18,098                20,879                  38,977
                                                              ------------------    -------------------    ----------------
      Total revenue                                               1,427,050             1,874,290               3,301,340
                                                              ------------------    -------------------    ----------------
      Benefits and expenses:
       Benefits                                                     495,181             1,297,281               1,792,462
       Operating expenses                                           673,568               302,310                 975,878
                                                              ------------------    -------------------    ----------------
      Total benefits and expenses                                 1,168,749             1,599,591               2,768,340
                                                              ------------------    -------------------    ----------------
      Net operating income before income taxes                      258,301               274,699                 533,000
      Income taxes                                                   85,641                75,804                 161,445
                                                              ------------------    -------------------    ----------------
      Net income                                           $        172,660      $        198,895       $         371,555
                                                              ==================    ===================    ================

                                                                                   December 31, 2005
                                                              -------------------------------------------------------------
                                                                 Great-West             Financial
      Assets:                                                    Healthcare              Services               Total
      -------                                                 ------------------    -------------------    ----------------
      Investments                                          $        2,033,463    $       18,509,321     $      20,542,784
      Other assets                                                    277,996             2,502,910             2,780,906
      Separate account assets                                          -                 14,455,710            14,455,710
                                                              ------------------    -------------------    ----------------
      Total assets                                         $        2,311,459    $       35,467,941     $      37,779,400
                                                              ==================    ===================    ================


                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)

       The following tables summarize segment financial information for the year ended and as of December 31, 2004:


                                                                              Year Ended December 31, 2004
                                                              -------------------------------------------------------------
                                                                 Great-West             Financial
      Operations:                                                Healthcare              Services               Total
      -----------                                             ------------------    -------------------    ----------------
      Revenue:
       Premium income                                      $        261,957      $        409,111       $         671,068
       Fee income                                                   649,113               266,531                 915,644
       Net investment income                                         46,253               987,054               1,033,307
       Net realized gains on investments                             15,248                42,699                  57,947
                                                              ------------------    -------------------    ----------------
      Total revenue                                                 972,571             1,705,395               2,677,966
                                                              ------------------    -------------------    ----------------
      Benefits and expenses:
       Benefits                                                      68,306             1,165,307               1,233,613
       Operating expenses                                           680,563               287,150                 967,713
                                                              ------------------    -------------------    ----------------
      Total benefits and expenses                                   748,869             1,452,457               2,201,326
                                                              ------------------    -------------------    ----------------
      Net operating income before income taxes                      223,702               252,938                 476,640
      Income taxes                                                   74,541                75,679                 150,220
                                                              ------------------    -------------------    ----------------
      Net income                                           $        149,161      $        177,259       $         326,420
                                                              ==================    ===================    ================


                                                                                   December 31, 2004
                                                              -------------------------------------------------------------
                                                                 Great-West             Financial
      Assets:                                                    Healthcare              Services               Total
      -------                                                 ------------------    -------------------    ----------------
      Investments                                          $        1,564,147    $       18,098,325     $      19,662,472
      Other assets                                                    276,778             2,998,700             3,275,478
      Separate account assets                                          -                 14,155,397            14,155,397
                                                              ------------------    -------------------    ----------------
      Total assets                                         $        1,840,925    $       35,252,422     $      37,093,347
                                                              ==================    ===================    ================


       The following tables summarize segment financial information for the year ended and as of December 31, 2003:


                                                                              Year Ended December 31, 2003
                                                              -------------------------------------------------------------
                                                                 Great-West             Financial
      Operations:                                                Healthcare              Services               Total
      -----------                                             ------------------    -------------------    ----------------
      Revenue:
       Premium income                                      $         838,194     $        1,414,703     $       2,252,897
       Fee income                                                    607,369                232,703               840,072
       Net investment income                                          72,191                916,209               988,400
       Net realized gains on investments                              10,340                 29,220                39,560
                                                              ------------------    -------------------    ----------------
      Total revenue                                                1,528,094              2,592,835             4,120,929
                                                              ------------------    -------------------    ----------------
      Benefits and expenses:
       Benefits                                                      567,603              2,116,001             2,683,604
       Operating expenses                                            699,146                266,538               965,684
                                                              ------------------    -------------------    ----------------
      Total benefits and expenses                                  1,266,749              2,382,539             3,649,288
                                                              ------------------    -------------------    ----------------
      Net operating income before income taxes                       261,345                210,296               471,641
      Income taxes                                                    88,104                 65,516               153,620
                                                              ------------------    -------------------    ----------------
      Net income                                           $         173,241     $          144,780     $         318,021
                                                              ==================    ===================    ================


                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)

       The following table, which summarizes premium and fee income by segment, presents supplemental information for the years ended December 31, 2005, 2004 and 2003:


                                                                                Year Ended December 31,
                                                              -------------------------------------------------------------
                                                                    2005                   2004                 2003
                                                              ------------------    -------------------    ----------------
      Premium Income:
      Great-West Healthcare:
      Group Life & Health                                  $        678,333      $        261,957       $        838,194
                                                              ------------------    -------------------    ----------------
           Total Great-West Healthcare                              678,333               261,957                838,194
                                                              ------------------    -------------------    ----------------
      Financial Services:
      Retirement Services                                             6,277                 1,640                    824
      Individual Markets                                            540,526               407,471              1,413,879
                                                              -------------------    ----------------      ----------------

           Total Financial Services                                 546,803               409,111              1,414,703
                                                              ------------------    -------------------    ----------------
      Total premium income                                 $      1,225,136      $        671,068       $      2,252,897
                                                              ==================    ===================    ================

                                                                                Year Ended December 31,
                                                              -------------------------------------------------------------
                                                                    2005                   2004                 2003
                                                              -----------------      ------------------    ----------------
      Fee Income:
      Great-West Healthcare:
      Group Life & Health (uninsured plans)                $        663,932       $        649,113      $        607,369
                                                              -----------------      ------------------    ----------------
           Total Great-West Healthcare                              663,932                649,113               607,369
                                                              -----------------      ------------------    ----------------
      Financial Services:
      Retirement Services                                           258,064                226,958               199,374
      Individual Markets                                             42,703                 39,573                33,329
                                                              -----------------      ------------------    ----------------
           Total Financial Services                                 300,767                266,531               232,703
                                                              -----------------      ------------------    ----------------
      Total fee income                                     $        964,699       $        915,644      $        840,072
                                                              =================      ==================    ================

15.    STOCK OPTIONS

       Lifeco has a stock option plan (the "Lifeco plan") that provides for the granting of options on its common shares to certain officers and employees of its subsidiaries, including the Company. Options may be granted with exercise prices not less than the market price of the shares on the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The common stock of Lifeco split on a two-for-one basis on October 4, 2004. The 2003 amounts have been restated to reflect the two-for-one stock split. As of December 31, 2005 stock available for award to Company employees under the Lifeco plan was 2,743,588 shares.

       The Lifeco plan provides for the granting of options with varying terms and vesting requirements. The majority of basic options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Other basic options vested and became exercisable one-third per year commencing on various dates from December 31, 2000 to September 30, 2004 and expire ten years from the date of grant. 200,000 variable options granted in 2003 became exercisable at December 31, 2005, and accordingly, the Company disclosed compensation expense in accordance with APB No. 25. For these options that became exercisable, the exercise period expires ten years from the date of grant.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


       The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding and the weighted-average exercise price (the "WAEP") for 2005, 2004 and 2003. As the options granted relate to stock traded on the Toronto Stock Exchange, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                                    2005                           2004                         2003
                                          -------------------------      --------------------------   --------------------------
                                             Options         WAEP          Options          WAEP        Options          WAEP
                                          --------------   ---------     -------------    ---------   -------------     --------
      Outstanding, January 1                  6,274,204  $   11.87           7,754,314 $    10.29         8,894,290  $     6.83
         Granted                                742,000      24.34             242,000      18.96         1,706,000       13.41
         Exercised                              800,083       8.85           1,248,834       6.65           972,352        5.43
         Expired or canceled                    175,400      16.09             473,276      14.36         1,873,624        6.98
                                          --------------   ---------     -------------    ---------   -------------     --------
      Outstanding, December 31                6,040,721      14.04           6,274,204 $    11.87         7,754,314  $    10.29
                                          ==============   =========     =============    =========   =============     ========
      Options exercisable,
         December 31                          4,213,821  $   11.45           4,195,804 $     9.98         4,554,584  $     8.09
                                          ==============   =========     =============    =========   =============     ========

                                                                         Year Ended December 31,
                                          ---------------------------------------------------------------------------------------
                                                    2005                          2004                           2003
                                          -------------------------    ----------------------------   ---------------------------
                                            Options          WAEP          Options          WAEP        Options           WAEP
                                          -------------     --------   -------------     ---------    -------------     ---------
       Weighted average
          fair value of options
          granted during year                 742,000   $      5.10           242,000  $     4.80        1,706,000  $      3.49
                                          =============     ========     =============    =========   =============     =========

       The following table summarizes the range of exercise prices for outstanding Lifeco common stock options granted to Company employees at December 31, 2005:



                                                                    December 31, 2005
                                 ----------------------------------------------------------------------------------------
                                                    Outstanding                                   Exercisable
                                 --------------------------------------------------     ---------------------------------
                                                       Average          Average                               Average
             Exercise                Options             Life           Exercise            Options           Exercise
           Price Range             Outstanding        Remaining          Price            Outstanding          Price
       ---------------------     ----------------    -------------    -------------     ----------------    -------------
          $3.62 - $6.94                434,700           1.15      $       5.74               434,700    $        5.74
          $7.16 - $11.51             2,121,704           4.07              9.48             2,121,704             9.48
         $14.65 - $17.80             2,570,317           6.44             15.52             1,623,017            15.34
         $20.66 - $25.50               914,000           9.61             24.43                34,400            21.21

       Of the exercisable Lifeco options, 3,690,421 relate to fixed option grants and 523,400 relate to variable option grants.

       The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:


                                                                        Granted During the Year Ended December 31,
                                                                 ---------------------------------------------------------
                                                                       2005               2004                 2003
                                                                 -----------------   ----------------    -----------------
      Dividend yield                                                  2.97%               2.58%                2.81%
      Expected volatility                                            21.13%              24.64%               26.21%
      Risk free interest rate                                         4.01%               4.33%                4.48%
      Expected duration                                             7.0 years           6.7 years           7.0 years


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                  (Dollars In Thousands, Except Share Amounts)


16.    OBLIGATIONS RELATING TO DEBT AND LEASES

       The Company enters into operating leases primarily for office space. The following table shows, as of December 31, 2005, scheduled related party debt repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2006 through 2010 and thereafter.


                                                                     Year Ended December 31,
                                     ----------------------------------------------------------------------------------------
                                       2006          2007            2008          2009            2010         Thereafter
                                     ----------    ----------     -----------    ----------     -----------    --------------
      Related party notes         $    25,000   $       -      $       -      $       -      $        -     $      195,000
      Operating leases                 24,490       20,820           20,089       18,407            8,144            1,934
                                     ----------    ----------     -----------    ----------     -----------    --------------
      Total contractual
        obligations               $    49,490   $   20,820     $     20,089   $   18,407     $      8,144   $      196,934
                                     ==========    ==========     ===========    ==========     ===========    ==============

17.   COMMITMENTS AND CONTINGENCIES

      The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on the Company's financial position or the results of its operations.

      During 2002, the Company entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes. The agreement was extended by an amended agreement on May 26, 2005. The credit facility matures on May 26, 2010. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires the Company to maintain a minimum adjusted net worth of $900,000 plus 50% of its net income, if positive (both compiled by the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2005. The Company had no borrowings under the credit facility at either December 31, 2005 or 2004.

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                  SCHEDULE III
                       SUPPLEMENTAL INSURANCE INFORMATION
                                 (In Thousands)


                                                                                          Financial
                                                                     Healthcare           Services
As of and for the year ended December 31, 2005                        Segment              Segment              Total
----------------------------------------------                     -----------------    ----------------    ----------------
Deferred policy acquisition costs                               $          -         $       335,406     $       335,406
Future policy benefits, losses, claims, expenses                        302,718           17,871,131          18,173,849
Unearned premiums                                                        49,435                  480              49,915
Other policy claims and benefits payable                                588,091              423,049           1,011,140
Premium income                                                          678,333              546,803           1,225,136
Net investment income                                                    66,687            1,005,841           1,072,528
Benefits, claims, losses and settlement expenses                        495,181            1,297,281           1,792,462
Amortization of deferred policy acquisition costs                          -                  47,496              47,496
Other operating expenses                                                673,568              302,310             975,878


                                                                                          Financial
                                                                     Healthcare           Services
As of and for the year ended December 31, 2004                        Segment              Segment              Total
----------------------------------------------                    -----------------    ----------------    ----------------
Deferred policy acquisition costs                               $          -         $       301,603     $       301,603
Future policy benefits, losses, claims, expenses                        317,532           17,580,118          17,897,650
Unearned premiums                                                        44,237                  432              44,669
Other policy claims and benefits payable                                564,623              434,622             999,245
Premium income                                                          261,957              409,111             671,068
Net investment income                                                    46,253              987,054           1,033,307
Benefits, claims, losses and settlement expenses                         68,306            1,165,307           1,233,613
Amortization of deferred policy acquisition costs                          -                  40,536              40,536
Other operating expenses                                                680,563              287,150             967,713


                                                                                          Financial
                                                                     Healthcare           Services
For the year ended December 31, 2003                                  Segment              Segment              Total
------------------------------------                             -----------------    ----------------    ----------------
Premium income                                                  $       838,194      $     1,414,703     $     2,252,897
Net investment income                                                    72,191              916,209             988,400
Benefits, claims, losses and settlement expenses                        567,603            2,116,001           2,683,604
Amortization of deferred policy acquisition costs                          -                  36,283              36,283
Other operating expenses                                                699,146              266,538             965,684

Maxim Series Account of Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2005 and 2004 and Report of Independent Registered Public Accounting Firm

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                              JANUS ASPEN       MAXIM
                                                 DREYFUS STOCK  FIDELITY VIP     SERIES      AGGRESSIVE  MAXIM ARIEL    MAXIM ARIEL
                                                     INDEX       CONTRAFUND  FLEXIBLE BOND    PROFILE I  MIDCAP VALUE    SMALL-CAP
                                                   PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO   PORTFOLIO   VALUE PORTFOLIO
                                                 -------------- ------------ -------------- ------------ ------------  -------------
Maxim Series III Account:
ASSETS:
    Investments at market value (1)              $     564,350  $   186,620 $      164,402 $     17,514  $   836,744 $      271,917
    Investment income due and accrued                    2,575                                                                   57
    Purchase payments receivable                           125                          25
                                                   ------------   ----------  -------------  -----------   ----------  -------------
                                                   ------------   ----------  -------------  -----------   ----------  -------------

       Total assets                                    567,050      186,620        164,427       17,514      836,744        271,974
                                                   ------------   ----------  -------------  -----------   ----------  -------------
                                                   ------------   ----------  -------------  -----------   ----------  -------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company      71           58             20            5          259             85
                                                   ------------   ----------  -------------  -----------   ----------  -------------
                                                   ------------   ----------  -------------  -----------   ----------  -------------

       Total liabilities                                    71           58             20            5          259             85
                                                   ------------   ----------  -------------  -----------   ----------  -------------
                                                   ------------   ----------  -------------  -----------   ----------  -------------

NET ASSETS                                       $     566,979  $   186,562 $      164,407 $     17,509  $   836,485 $      271,889
                                                   ============   ==========  =============  ===========   ==========  =============
                                                   ============   ==========  =============  ===========   ==========  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     566,979  $   186,562 $      164,407 $     17,509  $   836,485 $      271,889
                                                   ============   ==========  =============  ===========   ==========  =============
                                                   ============   ==========  =============  ===========   ==========  =============

ACCUMULATION UNITS OUTSTANDING                          52,946       10,879         11,743        1,151       23,248          8,002

UNIT VALUE (ACCUMULATION)                        $       10.71  $     17.15 $        14.00 $      15.21  $     35.98 $        33.98
                                                   ============   ==========  =============  ===========   ==========  =============
                                                   ============   ==========  =============  ===========   ==========  =============

(1) Cost of investments:                         $     511,762  $   138,446 $      174,442 $     15,647  $   692,029 $      259,145
    Shares of investments:                              17,736        6,014         14,472        1,488       37,057         21,546


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                MAXIM
                                                MAXIM BOND  CONSERVATIVE   MAXIM GROWTH                                MAXIM LOOMIS
                                                  INDEX       PROFILE I       INDEX       MAXIM INDEX   MAXIM INVESCO  SAYLES BOND
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO    600 PORTFOLIO  ADR PORTFOLIO   PORTFOLIO
                                                ---------- -------------- ------------- -------------- -------------- --------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)              $      48,415  $   41,287 $    617,521 $     489,167  $     436,027 $      312,804
    Investment income due and accrued                                                              99            195
    Purchase payments receivable
                                                   ------------   ---------  -----------  ------------   ------------  -------------
                                                   ------------   ---------  -----------  ------------   ------------  -------------

       Total assets                                     48,415      41,287      617,521       489,266        436,222        312,804
                                                   ------------   ---------  -----------  ------------   ------------  -------------
                                                   ------------   ---------  -----------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company      15          13          135           153            135             96
                                                   ------------   ---------  -----------  ------------   ------------  -------------
                                                   ------------   ---------  -----------  ------------   ------------  -------------

       Total liabilities                                    15          13          135           153            135             96
                                                   ------------   ---------  -----------  ------------   ------------  -------------
                                                   ------------   ---------  -----------  ------------   ------------  -------------

NET ASSETS                                       $      48,400  $   41,274 $    617,386 $     489,113  $     436,087 $      312,708
                                                   ============   =========  ===========  ============   ============  =============
                                                   ============   =========  ===========  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $      48,400  $   41,274 $    617,386 $     489,113  $     436,087 $      312,708
                                                   ============   =========  ===========  ============   ============  =============
                                                   ============   =========  ===========  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                           4,306       3,012       63,441        16,645         20,938         12,227

UNIT VALUE (ACCUMULATION)                        $       11.24  $    13.70 $       9.73 $       29.38  $       20.83 $        25.58
                                                   ============   =========  ===========  ============   ============  =============
                                                   ============   =========  ===========  ============   ============  =============

(1) Cost of investments:                         $      52,368  $   39,917 $    817,112 $     396,922  $     357,291 $      284,456
    Shares of investments:                               3,861       4,048       36,801        47,538         23,342         26,176


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                    MAXIM        MAXIM
                                                      MAXIM      MODERATELY    MODERATELY                              MAXIM T. ROWE
                                                     MODERATE    AGGRESSIVE   CONSERVATIVE  MAXIM MONEY                    PRICE
                                                    PROFILE I     PROFILE I    PROFILE I      MARKET      MAXIM STOCK  EQUITY/INCOME
                                                    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO  INDEX PORTFOLIO  PORTFOLIO
                                                   ------------ ------------  ------------- ----------- ----------------------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)              $     547,431  $   188,837 $     40,625 $   1,024,127  $   2,108,572 $   1,655,950
    Investment income due and accrued                                                              284
    Purchase payments receivable
                                                   ------------   ----------  -----------  ------------   ------------  ------------
                                                   ------------   ----------  -----------  ------------   ------------  ------------

       Total assets                                    547,431      188,837       40,625     1,024,411      2,108,572     1,655,950
                                                   ------------   ----------  -----------  ------------   ------------  ------------
                                                   ------------   ----------  -----------  ------------   ------------  ------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company     170           59           13           282            657           414
                                                   ------------   ----------  -----------  ------------   ------------  ------------
                                                   ------------   ----------  -----------  ------------   ------------  ------------

       Total liabilities                                   170           59           13           282            657           414
                                                   ------------   ----------  -----------  ------------   ------------  ------------
                                                   ------------   ----------  -----------  ------------   ------------  ------------

NET ASSETS                                       $     547,261  $   188,778 $     40,612 $   1,024,129  $   2,107,915 $   1,655,536
                                                   ============   ==========  ===========  ============   ============  ============
                                                   ============   ==========  ===========  ============   ============  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     547,261  $   188,778 $     40,612 $   1,024,129  $   2,107,915 $   1,655,536
                                                   ============   ==========  ===========  ============   ============  ============
                                                   ============   ==========  ===========  ============   ============  ============

ACCUMULATION UNITS OUTSTANDING                          37,438       12,522        2,984        81,445         78,956        73,636

UNIT VALUE (ACCUMULATION)                        $       14.62  $     15.08 $      13.61 $       12.57  $       26.70 $       22.48
                                                   ============   ==========  ===========  ============   ============  ============
                                                   ============   ==========  ===========  ============   ============  ============

(1) Cost of investments:                         $     502,105  $   167,922 $     36,924 $   1,024,127  $   2,778,258 $   1,537,769
    Shares of investments:                              50,039       16,478        3,891     1,024,127         99,134        92,770


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TEMPLETON
                                                                                                                            FTVIPT
                                                  MAXIM T. ROWE  MAXIM TRUSCO   MAXIM U.S.                    NEUBERGER    FOREIGN
                                                   PRICE MIDCAP    SMALL-CAP    GOVERNMENT                   BERMAN AMT   SECURITIES
                                                      GROWTH        GROWTH      SECURITIES    MAXIM VALUE     PARTNERS     CLASS I
                                                    PORTFOLIO      PORTFOLIO    PORTFOLIO   INDEX PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                  -------------- --------------------------  --------------- ----------- -----------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)              $     477,745  $   386,935 $      217,982 $   325,341  $     567,585 $     378,759
    Investment income due and accrued                                                              104
    Purchase payments receivable                                                                                   50            50
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

       Total assets                                    477,745      386,935        217,982     325,445        567,635       378,809
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company     149          121             67         101             71            47
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

       Total liabilities                                   149          121             67         101             71            47
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

NET ASSETS                                       $     477,596  $   386,814 $      217,915 $   325,344  $     567,564 $     378,762
                                                   ============   ==========  =============  ==========   ============  ============
                                                   ============   ==========  =============  ==========   ============  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     477,596  $   386,814 $      217,915 $   325,344  $     567,564 $     378,762
                                                   ============   ==========  =============  ==========   ============  ============
                                                   ============   ==========  =============  ==========   ============  ============

ACCUMULATION UNITS OUTSTANDING                          21,897       15,450         12,932      23,804         38,776        27,130

UNIT VALUE (ACCUMULATION)                        $       21.81  $     25.04 $        16.85 $     13.67  $       14.64 $       13.96
                                                   ============   ==========  =============  ==========   ============  ============
                                                   ============   ==========  =============  ==========   ============  ============

(1) Cost of investments:                         $     407,481  $   456,384 $      227,969 $   290,920  $     422,233 $     334,138
    Shares of investments:                              26,135       22,977         20,184      21,806         26,510        23,912


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      TOTAL MAXIM
                                                                                                                       SERIES III
                                                                                                                         ACCOUNT
                                                                                                                      -------------
                                                                                                                      -------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)                                                                                 $   11,906,657
    Investment income due and accrued                                                                                        3,314
    Purchase payments receivable                                                                                               250
                                                                                                                      -------------
                                                                                                                      -------------

       Total assets                                                                                                     11,910,221
                                                                                                                      -------------
                                                                                                                      -------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company                                                                       3,196
                                                                                                                      -------------
                                                                                                                      -------------

       Total liabilities                                                                                                     3,196
                                                                                                                      -------------
                                                                                                                      -------------

NET ASSETS                                                                                                          $   11,907,025
                                                                                                                      =============
                                                                                                                      =============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                                                              $   11,907,025
                                                                                                                      =============
                                                                                                                      =============

ACCUMULATION UNITS OUTSTANDING

UNIT VALUE (ACCUMULATION)

(1) Cost of investments:                                                                                            $   11,925,767
    Shares of investments:


The accompanying notes are an integral part of these financial statements.                                              (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                              JANUS ASPEN       MAXIM
                                                 DREYFUS STOCK  FIDELITY VIP     SERIES      AGGRESSIVE  MAXIM ARIEL    MAXIM ARIEL
                                                     INDEX       CONTRAFUND  FLEXIBLE BOND    PROFILE I  MIDCAP VALUE    SMALL-CAP
                                                   PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO   PORTFOLIO   VALUE PORTFOLIO
                                                 -------------- ------------ -------------- ------------ ------------  -------------
Maxim Series III Account:
INVESTMENT INCOME:
    Dividends                                    $       8,711 $        580 $        8,078 $         175 $      4,376 $       1,643

EXPENSES:
    Mortality and expense risk                           2,666        2,416            805           196       11,287         3,433
                                                   ------------  -----------  -------------  ------------  -----------  ------------
                                                   ------------  -----------  -------------  ------------  -----------  ------------

NET INVESTMENT INCOME (LOSS)                             6,045       (1,836)         7,273           (21)      (6,911)       (1,790)
                                                   ------------  -----------  -------------  ------------  -----------  ------------
                                                   ------------  -----------  -------------  ------------  -----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares            754       12,060            (56)           35       36,656         2,378
    Realized gain distributions                              0           36          5,686         1,079       55,465        24,431
                                                   ------------  -----------  -------------  ------------  -----------  ------------
                                                   ------------  -----------  -------------  ------------  -----------  ------------

    Net realized gain                                      754       12,096          5,630         1,114       92,121        26,809
                                                   ------------  -----------  -------------  ------------  -----------  ------------
                                                   ------------  -----------  -------------  ------------  -----------  ------------

    Change in net unrealized appreciation (depreciation)
       on investments                                   16,384       18,197        (10,505)          122      (66,491)      (29,949)
                                                   ------------  -----------  -------------  ------------  -----------  ------------
                                                   ------------  -----------  -------------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      23,183 $     28,457 $        2,398 $       1,215 $     18,719 $      (4,930)
                                                   ============  ===========  =============  ============  ===========  ============
                                                   ============  ===========  =============  ============  ===========  ============


INVESTMENT INCOME RATIO (2005)                           1.63%        0.30%          5.02%         1.12%        0.48%         0.60%
                                                   ============  ===========  =============  ============  ===========  ============
                                                   ============  ===========  =============  ============  ===========  ============

INVESTMENT INCOME RATIO (2004)                           1.81%        0.34%          5.59%         0.62%        0.26%         0.20%
                                                   ============  ===========  =============  ============  ===========  ============
                                                   ============  ===========  =============  ============  ===========  ============

INVESTMENT INCOME RATIO (2003)                           1.52%        0.61%          4.43%         0.49%        0.18%         0.05%
                                                   ============  ===========  =============  ============  ===========  ============
                                                   ============  ===========  =============  ============  ===========  ============

INVESTMENT INCOME RATIO (2002)                           1.37%        0.95%          5.13%         0.28%        0.21%         0.10%
                                                   ============  ===========  =============  ============  ===========  ============
                                                   ============  ===========  =============  ============  ===========  ============

INVESTMENT INCOME RATIO (2001)                           1.11%        0.95%          5.86%         0.78%        0.35%         0.70%
                                                   ============  ===========  =============  ============  ===========  ============
                                                   ============  ===========  =============  ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                MAXIM
                                                MAXIM BOND  CONSERVATIVE   MAXIM GROWTH                                MAXIM LOOMIS
                                                  INDEX       PROFILE I       INDEX       MAXIM INDEX   MAXIM INVESCO  SAYLES BOND
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO    600 PORTFOLIO  ADR PORTFOLIO   PORTFOLIO
                                                ---------- -------------- ------------- -------------- -------------- --------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                    $       1,920 $     1,318 $        5,858 $       2,635 $      6,261 $       21,766

EXPENSES:
    Mortality and expense risk                             609         504          5,832         6,133        4,714          4,191
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INVESTMENT INCOME (LOSS)                             1,311         814             26        (3,498)       1,547         17,575
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares           (155)         30        (43,450)        9,588        4,812         10,696
    Realized gain distributions                            199         896              0        23,616        4,467              0
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Net realized gain (loss)                                44         926        (43,450)       33,204        9,279         10,696
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                     (952)       (570)        59,195        (2,668)      28,133        (20,881)
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $         403 $     1,170 $       15,771 $      27,038 $     38,959 $        7,390
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============


INVESTMENT INCOME RATIO (2005)                           3.94%       3.27%          0.91%         0.54%        1.66%          6.49%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2004)                           4.18%       2.97%          1.36%         0.38%        1.60%          7.52%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2003)                           4.34%       3.66%          1.06%         0.21%        1.78%          6.20%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2002)                           3.58%       2.41%          0.69%         0.23%        1.43%          4.69%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2001)                                       4.17%          0.32%         0.18%        0.83%          8.60%
                                                                 ==========  =============  ============  ===========  =============
                                                                 ==========  =============  ============  ===========  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                    MAXIM        MAXIM
                                                      MAXIM      MODERATELY    MODERATELY                              MAXIM T. ROWE
                                                     MODERATE    AGGRESSIVE   CONSERVATIVE  MAXIM MONEY                    PRICE
                                                    PROFILE I     PROFILE I    PROFILE I      MARKET      MAXIM STOCK  EQUITY/INCOME
                                                    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO  INDEX PORTFOLIO  PORTFOLIO
                                                   ------------ ------------  ------------- ----------- ----------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                    $      11,343 $     3,679 $          960 $      29,363 $     26,738 $       25,393

EXPENSES:
    Mortality and expense risk                           6,852       2,468            483        12,268       27,465         16,550
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INVESTMENT INCOME (LOSS)                             4,491       1,211            477        17,095         (727)         8,843
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares          6,290       4,679            126             0     (118,152)        17,963
    Realized gain distributions                         23,553       9,559          1,908             0      153,764        104,897
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Net realized gain                                   29,843      14,238          2,034             0       35,612        122,860
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                   (8,111)     (3,432)          (724)            0       39,405        (83,193)
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      26,223 $    12,017 $        1,787 $      17,095 $     74,290 $       48,510
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============


INVESTMENT INCOME RATIO (2005)                           2.07%       1.86%          2.49%         2.67%        1.22%          1.55%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2004)                           2.21%       1.86%          2.59%         0.93%        1.35%          1.55%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2003)                           1.68%       3.29%          2.25%         0.75%        1.25%          1.66%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2002)                           1.04%       2.16%          2.18%         1.39%        0.94%          1.40%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2001)                           1.86%       2.91%          2.55%         3.71%        0.68%          1.34%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TEMPLETON
                                                                                                                            FTVIPT
                                                  MAXIM T. ROWE  MAXIM TRUSCO   MAXIM U.S.                    NEUBERGER    FOREIGN
                                                   PRICE MIDCAP    SMALL-CAP    GOVERNMENT                   BERMAN AMT   SECURITIES
                                                      GROWTH        GROWTH      SECURITIES    MAXIM VALUE     PARTNERS     CLASS I
                                                    PORTFOLIO      PORTFOLIO    PORTFOLIO   INDEX PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                  -------------- --------------------------  --------------- ----------- -----------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                    $             $           $       10,293 $       5,277 $      5,110 $        5,131

EXPENSES:
    Mortality and expense risk                           5,612       5,102          3,054         3,943        2,577          1,916
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INVESTMENT INCOME (LOSS)                            (5,612)     (5,102)         7,239         1,334        2,533          3,215
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares          9,616     (32,262)        (1,840)        2,121       22,753          5,603
    Realized gain distributions                         27,662           0          1,353             0          117              0
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Net realized gain (loss)                            37,278     (32,262)          (487)        2,121       22,870          5,603
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                   22,345      44,475         (4,745)        8,909       58,039         28,634
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      54,011 $     7,111 $        2,007 $      12,364 $     83,442 $       37,452
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============


INVESTMENT INCOME RATIO (2005)                                                      4.21%         1.67%        0.99%          1.34%
                                                                             =============  ============  ===========  =============
                                                                             =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2004)                                                      4.03%         1.50%        0.01%          1.16%
                                                                             =============  ============  ===========  =============
                                                                             =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2003)                                                      4.20%         4.24%                       1.69%
                                                                             =============  ============               =============
                                                                             =============  ============               =============

INVESTMENT INCOME RATIO (2002)                                                      5.66%         1.82%        0.52%          1.77%
                                                                             =============  ============  ===========  =============
                                                                             =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2001)                                                      6.11%         1.21%        0.38%          3.24%
                                                                             =============  ============  ===========  =============
                                                                             =============  ============  ===========  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    TOTAL MAXIM
                                                                                                                SERIES III ACCOUNT
                                                                                                                    -------------
                                                                                                                    -------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                                                                                     $      186,608

EXPENSES:
    Mortality and expense risk                                                                                           131,076
                                                                                                                    -------------
                                                                                                                    -------------

NET INVESTMENT INCOME                                                                                                     55,532
                                                                                                                    -------------
                                                                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized loss on sale of fund shares                                                                                 (49,755)
    Realized gain distributions                                                                                          438,688
                                                                                                                    -------------
                                                                                                                    -------------

    Net realized gain                                                                                                    388,933
                                                                                                                    -------------
                                                                                                                    -------------

    Change in net unrealized depreciation
       on investments                                                                                                     91,617
                                                                                                                    -------------
                                                                                                                    -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                                                                     $      536,082
                                                                                                                    =============
                                                                                                                    =============


The accompanying notes are an integral part of these financial statements.                                            (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                FIDELITY VIP CONTRAFUND JANUS ASPEN SERIES FLEXIBLE
                                                  DREYFUS STOCK INDEX PORTFOLIO         PORTFOLIO            BOND PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  -------------------------  -------------------------
                                                      2005           2004        2005           2004         2005          2004
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $       6,045 $        6,477 $    (1,836) $      (1,514)$      7,273 $       8,620
    Net realized gain (loss)                               754          1,388      12,096         (1,633)       5,630         2,387
    Change in net unrealized appreciation (depreciation)
       on investments                                   16,384         40,620      18,197         26,424      (10,505)       (5,360)
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Increase in net assets resulting
       from operations                                  23,183         48,485      28,457         23,277        2,398         5,647
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                   28,638         25,177      10,713         12,749       10,086         5,894
    Redemptions                                         (6,546)       (28,638)    (54,742)          (578)      (9,889)      (29,180)
    Transfers, net                                       6,768          1,885       8,950         (9,207)       3,872        16,222
    Contract maintenance charges                          (206)          (248)       (118)          (105)         (44)          (54)
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                            28,654         (1,824)    (35,197)         2,859        4,025        (7,118)
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Total increase (decrease) in net assets             51,837         46,661      (6,740)        26,136        6,423        (1,471)

NET ASSETS:
    Beginning of period                                515,142        468,481     193,302        167,166      157,984       159,455
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    End of period                                $     566,979 $      515,142 $   186,562  $     193,302 $    164,407 $     157,984
                                                   ============  =============  ==========   ============  ===========  ============
                                                   ============  =============  ==========   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         3,823          3,737       1,404          1,354        1,005         1,871
    Units redeemed                                        (988)        (3,796)     (3,543)        (1,175)        (715)       (2,376)
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Net increase (decrease)                              2,835            (59)     (2,139)           179          290          (505)
                                                   ============  =============  ==========   ============  ===========  ============
                                                   ============  =============  ==========   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                   MAXIM AGGRESSIVE PROFILE I   MAXIM ARIEL MIDCAP VALUE MAXIM ARIEL SMALL-CAP VALUE
                                                            PORTFOLIO                  PORTFOLIO                PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------------------  ---------------------------  -------------------------
                                                      2005         2004          2005           2004           2005          2004
                                                   ------------ ------------  ------------   ------------  -------------  ----------
                                                   ------------ ------------  ------------   ------------  -------------  ----------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment loss                          $         (21)$       (207)$      (6,911) $    (8,928)$       (1,790)$      (2,483)
    Net realized gain                                    1,114           18        92,121       52,080         26,809        21,307
    Change in net unrealized appreciation
       on investments                                      122        2,093       (66,491)      51,604        (29,949)       26,037
                                                   ------------ ------------  ------------   ----------  -------------  ------------
                                                   ------------ ------------  ------------   ----------  -------------  ------------

    Increase (decrease) in net assets resulting
       from operations                                   1,215        1,904        18,719       94,756         (4,930)       44,861
                                                   ------------ ------------  ------------   ----------  -------------  ------------
                                                   ------------ ------------  ------------   ----------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    1,848        1,754         3,504        6,741          3,731        23,210
    Redemptions                                                     (31,111)     (105,207)     (45,260)        (7,391)      (22,944)
    Transfers, net                                                                (30,351)       1,892          3,158        14,371
    Contract maintenance charges                           (66)         (68)         (405)        (494)           (81)          (68)
                                                   ------------ ------------  ------------   ----------  -------------  ------------
                                                   ------------ ------------  ------------   ----------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                             1,782      (29,425)     (132,459)     (37,121)          (583)       14,569
                                                   ------------ ------------  ------------   ----------  -------------  ------------
                                                   ------------ ------------  ------------   ----------  -------------  ------------

    Total increase (decrease) in net assets              2,997      (27,521)     (113,740)      57,635         (5,513)       59,430

NET ASSETS:
    Beginning of period                                 14,512       42,033       950,225      892,590        277,402       217,972
                                                   ------------ ------------  ------------   ----------  -------------  ------------
                                                   ------------ ------------  ------------   ----------  -------------  ------------

    End of period                                $      17,509 $     14,512 $     836,485  $   950,225 $      271,889 $     277,402
                                                   ============ ============  ============   ==========  =============  ============
                                                   ============ ============  ============   ==========  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                           131          138           188          649            282         1,825
    Units redeemed                                          (5)      (2,540)       (3,907)      (1,770)          (304)       (1,408)
                                                   ------------ ------------  ------------   ----------  -------------  ------------
                                                   ------------ ------------  ------------   ----------  -------------  ------------

    Net increase (decrease)                                126       (2,402)       (3,719)      (1,121)           (22)          417
                                                   ============ ============  ============   ==========  =============  ============
                                                   ============ ============  ============   ==========  =============  ============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                    MAXIM BOND INDEX PORTFOLIO  MAXIM CONSERVATIVE PROFILE I     MAXIM GROWTH INDEX
                                                                                          PORTFOLIO                 PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------------------  ---------------------------  -------------------------
                                                      2005         2004          2005           2004         2005          2004
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                        $       1,311 $      1,433 $         814  $         663 $         26 $       2,987
    Net realized gain (loss)                                44          889           926             15      (43,450)      (35,147)
    Change in net unrealized appreciation (depreciation)
       on investments                                     (952)      (1,410)         (570)         1,447       59,195        64,788
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase in net assets resulting
       from operations                                     403          912         1,170          2,125       15,771        32,628
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                 5,001             0                      10,102        12,230
    Redemptions                                         (1,033)      (8,128)            0                     (78,178)      (46,292)
    Transfers, net                                         283          608             0                     (16,774)        8,056
    Contract maintenance charges                           (13)         (13)            0                        (378)         (464)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Decrease in net assets resulting from
       contract transactions                              (763)      (2,532)            0              0      (85,228)      (26,470)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Total increase (decrease) in net assets               (360)      (1,620)        1,170          2,125      (69,457)        6,158

NET ASSETS:
    Beginning of period                                 48,760       50,380        40,104         37,979      686,843       680,685
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    End of period                                $      48,400 $     48,760 $      41,274  $      40,104 $    617,386 $     686,843
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                            37          524                                     2,429         3,900
    Units redeemed                                        (105)        (760)            0                      (9,936)       (6,911)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Net decrease                                           (68)        (236)            0              0       (7,507)       (3,011)
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                            MAXIM INDEX 600 PORTFOLIO MAXIM INVESCO ADR PORTFOLIO MAXIM LOOMIS SAYLES BOND PORTFOLIO
                                               ------------------------------------------------------------------------------
                                               ------------------------  -------------------------  -------------------------
                                                  2005         2004         2005          2004         2005          2004
                                               -----------  -----------  ------------  -----------  ------------  -----------
                                               -----------  -----------  ------------  -----------  ------------  -----------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)             $     (3,498)$     (3,517)$       1,547 $      1,107 $      17,575 $     22,580
    Net realized gain (loss)                       33,204       15,696         9,279         (881)       10,696        3,904
    Change in net unrealized appreciation
       on investments                              (2,668)      68,235        28,133       51,493       (20,881)       6,789
                                               -----------  -----------  ------------  -----------  ------------  -----------
                                               -----------  -----------  ------------  -----------  ------------  -----------

    Increase in net assets resulting
       from operations                             27,038       80,414        38,959       51,719         7,390       33,273
                                               -----------  -----------  ------------  -----------  ------------  -----------
                                               -----------  -----------  ------------  -----------  ------------  -----------

CONTRACT TRANSACTIONS:
    Purchase payments                               2,500       52,158         7,828        2,732         2,503        6,404
    Redemptions                                   (36,183)     (12,696)      (23,232)     (59,646)      (58,856)      (6,312)
    Transfers, net                                    (40)       4,472        67,870       27,107       (16,000)      24,074
    Contract maintenance charges                     (157)        (225)         (179)        (185)          (71)         (94)
                                               -----------  -----------  ------------  -----------  ------------  -----------
                                               -----------  -----------  ------------  -----------  ------------  -----------

    Increase (decrease) in net assets resulting from
       contract transactions                      (33,880)      43,709        52,287      (29,992)      (72,424)      24,072
                                               -----------  -----------  ------------  -----------  ------------  -----------
                                               -----------  -----------  ------------  -----------  ------------  -----------

    Total increase (decrease) in net assets        (6,842)     124,123        91,246       21,727       (65,034)      57,345

NET ASSETS:
    Beginning of period                           495,955      371,832       344,841      323,114       377,742      320,397
                                               -----------  -----------  ------------  -----------  ------------  -----------
                                               -----------  -----------  ------------  -----------  ------------  -----------

    End of period                            $    489,113 $    495,955 $     436,087 $    344,841 $     312,708 $    377,742
                                               ===========  ===========  ============  ===========  ============  ===========
                                               ===========  ===========  ============  ===========  ============  ===========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                       92        2,678         3,956        1,724            99        2,309
    Units redeemed                                 (1,292)        (925)       (1,215)      (3,673)       (3,000)      (1,245)
                                               -----------  -----------  ------------  -----------  ------------  -----------
                                               -----------  -----------  ------------  -----------  ------------  -----------

    Net increase (decrease)                        (1,200)       1,753         2,741       (1,949)       (2,901)       1,064
                                               ===========  ===========  ============  ===========  ============  ===========
                                               ===========  ===========  ============  ===========  ============  ===========


The accompanying notes are an integral part of these financial statements.                                        (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                 MAXIM MODERATE PROFILE I  MAXIM MODERATELY AGGRESSIVE MAXIM MODERATELY CONSERVATIVE
                                                          PORTFOLIO               PROFILE I PORTFOLIO       PROFILE I PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------------------  ---------------------------  -------------------------
                                                      2005         2004          2005           2004         2005          2004
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                        $       4,491 $      5,493 $       1,211  $       1,321 $        477 $         478
    Net realized gain                                   29,843        2,426        14,238          2,382        2,034           603
    Change in net unrealized appreciation
       on investments                                   (8,111)      46,037        (3,432)        17,984         (724)        1,843
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase in net assets resulting
       from operations                                  26,223       53,956        12,017         21,687        1,787         2,924
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    1,949        1,250         5,000                       1,249         2,500
    Redemptions                                        (56,360)     (19,172)       (6,199)       (41,981)        (411)         (382)
    Transfers, net                                        (828)     (21,565)      (22,129)         5,891                     (1,247)
    Contract maintenance charges                          (164)        (195)         (146)          (163)         (33)          (35)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           (55,403)     (39,682)      (23,474)       (36,253)         805           836
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Total increase (decrease) in net assets            (29,180)      14,274       (11,457)       (14,566)       2,592         3,760

NET ASSETS:
    Beginning of period                                576,441      562,167       200,235        214,801       38,020        34,260
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    End of period                                $     547,261 $    576,441 $     188,778  $     200,235 $     40,612 $      38,020
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                           141          533           354          1,640           96           618
    Units redeemed                                      (4,097)      (3,528)       (1,953)        (4,481)         (34)         (548)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Net increase (decrease)                             (3,956)      (2,995)       (1,599)        (2,841)          62            70
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                   MAXIM MONEY MARKET PORTFOLIO MAXIM STOCK INDEX PORTFOLIO    MAXIM T. ROWE PRICE
                                                                                                             EQUITY/INCOME PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------------------  ---------------------------  -------------------------
                                                      2005         2004          2005           2004         2005          2004
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $      17,095 $     (2,314)$        (727) $       2,458 $      8,843 $       8,379
    Net realized gain                                                              35,612         86,642      122,860        49,531
    Change in net unrealized appreciation (depreciation)
       on investments                                                              39,405        114,903      (83,193)      146,923
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase (decrease) in net assets resulting
       from operations                                  17,095       (2,314)       74,290        204,003       48,510       204,833
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                   15,154       28,765         4,101          1,102       29,827        36,405
    Redemptions                                       (204,575)    (177,553)     (231,859)      (362,050)     (95,942)     (207,137)
    Transfers, net                                      58,022     (193,551)      (80,961)        29,557       (1,417)       15,380
    Contract maintenance charges                          (519)        (594)         (926)        (1,059)        (541)         (695)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Decrease in net assets resulting from
       contract transactions                          (131,918)    (342,933)     (309,645)      (332,450)     (68,073)     (156,047)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Total increase (decrease) in net assets           (114,823)    (345,247)     (235,355)      (128,447)     (19,563)       48,786

NET ASSETS:
    Beginning of period                              1,138,952    1,484,199     2,343,270      2,471,717    1,675,099     1,626,313
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    End of period                                $   1,024,129 $  1,138,952 $   2,107,915  $   2,343,270 $  1,655,536 $   1,675,099
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        12,709        3,445           161          1,273        3,078         3,468
    Units redeemed                                     (23,418)     (30,900)      (12,242)       (15,261)      (5,535)       (9,045)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Net decrease                                       (10,709)     (27,455)      (12,081)       (13,988)      (2,457)       (5,577)
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                   MAXIM T. ROWE PRICE MIDCAP MAXIM TRUSCO SMALL-CAP GROWTH    MAXIM U.S. GOVERNMENT
                                                         GROWTH PORTFOLIO              PORTFOLIO                SECURITIES PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  -------------------------  -------------------------
                                                      2005           2004        2005           2004         2005          2004
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $      (5,612)$       (5,268)$    (5,102) $      (6,123)$      7,239 $       7,387
    Net realized gain (loss)                            37,278         51,645     (32,262)       (63,110)        (487)         (733)
    Change in net unrealized appreciation (depreciation)
       on investments                                   22,345         20,167      44,475         85,319       (4,745)          585
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Increase in net assets resulting
       from operations                                  54,011         66,544       7,111         16,086        2,007         7,239
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    4,710         14,783       3,027         12,238
    Redemptions                                        (72,232)       (16,253)    (69,163)       (97,406)     (44,187)      (42,098)
    Transfers, net                                      21,441         20,788     (32,614)        (5,500)                   (18,250)
    Contract maintenance charges                          (140)          (177)       (288)          (384)        (123)         (137)
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           (46,221)        19,141     (99,038)       (91,052)     (44,310)      (60,485)
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Total increase (decrease) in net assets              7,790         85,685     (91,927)       (74,966)     (42,303)      (53,246)

NET ASSETS:
    Beginning of period                                469,806        384,121     478,741        553,707      260,218       313,464
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    End of period                                $     477,596 $      469,806 $   386,814  $     478,741 $    217,915 $     260,218
                                                   ============  =============  ==========   ============  ===========  ============
                                                   ============  =============  ==========   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         1,356          2,364         138            847                      2,785
    Units redeemed                                      (3,740)        (1,237)     (4,441)        (5,009)      (2,654)       (6,463)
                                                   ------------  -------------  ----------   ------------  -----------  ------------
                                                   ------------  -------------  ----------   ------------  -----------  ------------

    Net increase (decrease)                             (2,384)         1,127      (4,303)        (4,162)      (2,654)       (3,678)
                                                   ============  =============  ==========   ============  ===========  ============
                                                   ============  =============  ==========   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                MAXIM VALUE INDEX PORTFOLIO  NEUBERGER BERMAN AMT PARTNERS  TEMPLETON FTVIPT FOREIGN
                                                                                       PORTFOLIO        SECURITIES CLASS I PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------------------  ---------------------------  -------------------------
                                                      2005         2004          2005           2004         2005          2004
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $       1,334 $        750 $       2,533  $      (2,009)$      3,215 $       2,380
    Net realized gain (loss)                             2,121       (6,063)       22,870          1,198        5,603           (86)
    Change in net unrealized appreciation
       on investments                                    8,909       44,157        58,039         73,289       28,634        60,418
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase in net assets resulting
       from operations                                  12,364       38,844        83,442         72,478       37,452        62,712
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    5,101        2,156        22,602         19,060       19,794        15,979
    Redemptions                                        (29,285)     (17,448)      (78,690)        (3,769)     (11,103)      (36,895)
    Transfers, net                                       6,000       33,177        73,315          3,268      (48,033)       15,439
    Contract maintenance charges                            (8)         (21)         (204)          (246)        (113)         (161)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           (18,192)      17,864        17,023         18,313      (39,455)       (5,638)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Total increase (decrease) in net assets             (5,828)      56,708       100,465         90,791       (2,003)       57,074

NET ASSETS:
    Beginning of period                                331,172      274,464       467,099        376,308      380,765       323,691
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    End of period                                $     325,344 $    331,172 $     567,564  $     467,099 $    378,762 $     380,765
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                           851        3,277         6,919          2,339        2,544         2,962
    Units redeemed                                      (2,270)      (1,803)       (5,632)          (605)      (5,395)       (3,127)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Net increase (decrease)                             (1,419)       1,474         1,287          1,734       (2,851)         (165)
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      TOTAL MAXIM SERIES III ACCOUNT
                                                                                                      -----------------------------
                                                                                                      -----------------------------
                                                                                                         2005            2004
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                                                           $      55,532  $        40,150
    Net realized gain                                                                                     388,933          184,458
    Change in net unrealized depreciation
       on investments                                                                                      91,617          944,385
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Increase in net assets resulting
       from operations                                                                                    536,082        1,168,993
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                                                     193,967          288,288
    Redemptions                                                                                        (1,281,263)      (1,312,929)
    Transfers, net                                                                                            532          (27,133)
    Contract maintenance charges                                                                           (4,923)          (5,885)
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Decrease in net assets resulting from
       contract transactions                                                                           (1,091,687)      (1,057,659)
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Total increase (decrease) in net assets                                                              (555,605)         111,334

NET ASSETS:
    Beginning of period                                                                                12,462,630       12,351,296
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    End of period                                                                                   $  11,907,025  $    12,462,630
                                                                                                      ============   ==============
                                                                                                      ============   ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                                           41,793           46,260
    Units redeemed                                                                                        (96,421)        (108,586)
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Net decrease                                                                                          (54,628)         (62,326)
                                                                                                      ============   ==============
                                                                                                      ============   ==============


The accompanying notes are an integral part of these financial statements.                                              (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                                  At December 31            For the year or period ended December 31
                                                  -----------------------------------------  ---------------------------------------
                                                  -----------------------------------------  ---------------------------------------
                                                   Units    Unit Fair Value      Net Assets  Expense Ratio       Total Return
                                                   (000s)   lowest to highest      (000s)    lowest to highest   lowest to highest
                                                  --------  -------------------   ---------  -----------------   -------------------
                                                  --------  -------------------   ---------  -----------------   -------------------
Maxim Series III Account:

DREYFUS STOCK INDEX PORTFOLIO
   2005                                                53   $ 10.71 to $ 10.71  $      567   0.50 % to 0.50  %    4.18 % to   4.18 %
   2004                                                50   $ 10.28 to $ 10.28  $      515   0.50 % to 0.50  %   10.09 % to  10.09 %
   2003                                                50   $  9.34 to $  9.34  $      468   0.50 % to 0.50  %   27.73 % to  27.73 %
   2002                                                46   $  7.31 to $  7.31  $      338   0.50 % to 0.50  %   (22.73% to (22.73)%
   2001                                                43   $  9.46 to $  9.46  $      405   0.50 % to 0.50  %   (12.65% to (12.65)%
FIDELITY VIP CONTRAFUND PORTFOLIO
   2005                                                11   $ 17.15 to $ 17.15  $      187   1.25 % to 1.25  %   15.49 % to  15.49 %
   2004                                                13   $ 14.85 to $ 14.85  $      193   1.25 % to 1.25  %   14.05 % to  14.05 %
   2003                                                13   $ 13.02 to $ 13.02  $      167   1.25 % to 1.25  %   26.88 % to  26.88 %
   2002                                                16   $ 10.26 to $ 10.26  $      163   1.25 % to 1.25  %   (10.47% to (10.47)%
   2001                                                26   $ 11.46 to $ 11.46  $      297   1.25 % to 1.25  %   (13.38% to (13.38)%
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO
   2005                                                12   $ 14.00 to $ 14.00  $      164   0.50 % to 0.50  %    1.52 % to   1.52 %
   2004                                                11   $ 13.79 to $ 13.79  $      158   0.50 % to 0.50  %    3.45 % to   3.45 %
   2003                                                12   $ 13.33 to $ 13.33  $      159   0.50 % to 0.50  %    5.86 % to   5.86 %
   2002                                                15   $ 12.60 to $ 12.60  $      188   0.50 % to 0.50  %    9.95 % to   9.95 %
   2001                                                10   $ 11.46 to $ 11.46  $      114   0.50 % to 0.50  %    7.20 % to   7.20 %
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
   2005                                                 1   $ 15.21 to $ 15.21  $       18   1.25 % to 1.25  %    7.42 % to   7.42 %
   2004                                                 1   $ 14.16 to $ 14.16  $       15   1.25 % to 1.25  %   15.45 % to  15.45 %
   2003                                                 3   $ 12.27 to $ 12.27  $       42   1.25 % to 1.25  %   28.96 % to  28.96 %
   2002                                                 4   $  9.51 to $  9.51  $       42   1.25 % to 1.25  %   (18.65% to (18.65)%
   2001                                                 6   $ 11.69 to $ 11.69  $       72   1.25 % to 1.25  %   (6.93)% to  (6.93)%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
   2005                                                23   $ 35.98 to $ 35.98  $      836   1.25 % to 1.25  %    2.10 % to   2.10 %
   2004                                                27   $ 35.24 to $ 35.24  $      950   1.25 % to 1.25  %   10.89 % to  10.89 %
   2003                                                28   $ 31.78 to $ 31.78  $      893   1.25 % to 1.25  %   27.97 % to  27.97 %
   2002                                                28   $ 24.83 to $ 24.83  $      689   1.25 % to 1.25  %   (11.89% to (11.89)%
   2001                                                30   $ 28.18 to $ 28.18  $      848   1.25 % to 1.25  %   16.69 % to  16.69 %
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
   2005                                                 8   $ 33.98 to $ 33.98  $      272   1.25 % to 1.25  %   (1.71)% to  (1.71)%
   2004                                                 8   $ 34.57 to $ 34.57  $      277   1.25 % to 1.25  %   20.65 % to  20.65 %
   2003                                                 8   $ 28.65 to $ 28.65  $      218   1.25 % to 1.25  %   27.64 % to  27.64 %
   2002                                                11   $ 22.45 to $ 22.45  $      245   1.25 % to 1.25  %   (7.42)% to  (7.42)%
   2001                                                 7   $ 24.25 to $ 24.25  $      158   1.25 % to 1.25  %   14.17 % to  14.17 %

                                                                                                                         (Continued)
MAXIM BOND INDEX PORTFOLIO
   2005                                                 4   $ 11.24 to $ 11.24  $       48   1.25 % to 1.25  %    0.81 % to   0.81 %
   2004                                                 4   $ 11.15 to $ 11.15  $       49   1.25 % to 1.25  %    2.00 % to   2.00 %
   2003                                                 5   $ 10.93 to $ 10.93  $       50   1.25 % to 1.25  %    1.79 % to   1.79 %
   2002                                                 4   $ 10.74 to $ 10.74  $       38   1.25 % to 1.25  %    7.40 % to   7.40 %
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
   2005                                                 3   $ 13.70 to $ 13.70  $       41   1.25 % to 1.25  %    2.93 % to   2.93 %
   2004                                                 3   $ 13.31 to $ 13.31  $       40   1.25 % to 1.25  %    5.60 % to   5.60 %
   2003                                                 3   $ 12.61 to $ 12.61  $       38   1.25 % to 1.25  %    9.96 % to   9.96 %
   2002                                                 2   $ 11.47 to $ 11.47  $       23   1.25 % to 1.25  %   (1.88)% to  (1.88)%
   2001                                                 8   $ 11.69 to $ 11.69  $       94   1.25 % to 1.25  %    1.56 % to   1.56 %
MAXIM GROWTH INDEX PORTFOLIO
   2005                                                63   $  8.59 to $ 11.21  $      617   0.50 % to 1.25  %    2.28 % to   3.00 %
   2004                                                71   $  8.34 to $ 10.96  $      687   0.50 % to 1.25  %    4.64 % to   5.43 %
   2003                                                74   $  7.91 to $ 10.48  $      681   0.50 % to 1.25  %   23.31 % to  24.24 %
   2002                                                83   $  6.37 to $  8.50  $      622   0.50 % to 1.25  %   (24.98% to (24.44)%
   2001                                                98   $  8.43 to $ 11.33  $      994   0.50 % to 1.25  %   (14.23% to (13.54)%
MAXIM INDEX 600 PORTFOLIO
   2005                                                17   $ 29.38 to $ 29.38  $      489   1.25 % to 1.25  %    5.72 % to   5.72 %
   2004                                                18   $ 27.79 to $ 27.79  $      496   1.25 % to 1.25  %   20.27 % to  20.27 %
   2003                                                16   $ 23.11 to $ 23.11  $      372   1.25 % to 1.25  %   36.41 % to  36.41 %
   2002                                                14   $ 16.94 to $ 16.94  $      236   1.25 % to 1.25  %   (16.30% to (16.30)%
   2001                                                17   $ 20.24 to $ 20.24  $      348   1.25 % to 1.25  %    4.49 % to   4.49 %
MAXIM INVESCO ADR PORTFOLIO
   2005                                                21   $ 20.83 to $ 20.83  $      436   1.25 % to 1.25  %    9.92 % to   9.92 %
   2004                                                18   $ 18.95 to $ 18.95  $      345   1.25 % to 1.25  %   18.15 % to  18.15 %
   2003                                                20   $ 16.04 to $ 16.04  $      323   1.25 % to 1.25  %   29.68 % to  29.68 %
   2002                                                17   $ 12.37 to $ 12.37  $      210   1.25 % to 1.25  %   (14.22% to (14.22)%
   2001                                                21   $ 14.42 to $ 14.42  $      302   1.25 % to 1.25  %   (17.60% to (17.60)%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
   2005                                                12   $ 25.58 to $ 25.58  $      313   1.25 % to 1.25  %    2.44 % to   2.44 %
   2004                                                15   $ 24.97 to $ 24.97  $      378   1.25 % to 1.25  %    9.60 % to   9.60 %
   2003                                                14   $ 22.78 to $ 22.78  $      320   1.25 % to 1.25  %   28.49 % to  28.49 %
   2002                                                15   $ 17.73 to $ 17.73  $      264   1.25 % to 1.25  %    9.72 % to   9.72 %
   2001                                                53   $ 16.16 to $ 16.16  $      849   1.25 % to 1.25  %    1.25 % to   1.25 %

                                                                                                                         (Continued)
MAXIM MODERATE PROFILE I PORTFOLIO
   2005                                                37   $ 14.62 to $ 14.62  $      547   1.25 % to 1.25  %    4.95 % to   4.95 %
   2004                                                41   $ 13.93 to $ 13.93  $      576   1.25 % to 1.25  %    9.96 % to   9.96 %
   2003                                                44   $ 12.66 to $ 12.66  $      562   1.25 % to 1.25  %   18.70 % to  18.70 %
   2002                                                24   $ 10.67 to $ 10.67  $      260   1.25 % to 1.25  %   (9.65)% to  (9.65)%
   2001                                                25   $ 11.81 to $ 11.81  $      291   1.25 % to 1.25  %   (3.98)% to  (3.98)%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
   2005                                                13   $ 15.08 to $ 15.08  $      189   1.25 % to 1.25  %    6.35 % to   6.35 %
   2004                                                14   $ 14.18 to $ 14.18  $      200   1.25 % to 1.25  %   11.97 % to  11.97 %
   2003                                                17   $ 12.66 to $ 12.66  $      215   1.25 % to 1.25  %   22.43 % to  22.43 %
   2002                                                14   $ 10.34 to $ 10.34  $      144   1.25 % to 1.25  %   (13.18% to (13.18)%
   2001                                                37   $ 11.91 to $ 11.91  $      445   1.25 % to 1.25  %   (5.78)% to  (5.78)%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
   2005                                                 3   $ 13.61 to $ 13.61  $       41   1.25 % to 1.25  %    4.61 % to   4.61 %
   2004                                                 3   $ 13.01 to $ 13.01  $       38   1.25 % to 1.25  %    8.29 % to   8.29 %
   2003                                                 3   $ 12.01 to $ 12.01  $       34   1.25 % to 1.25  %   15.06 % to  15.06 %
   2002                                                 1   $ 10.44 to $ 10.44  $        9   1.25 % to 1.25  %   (6.54)% to  (6.54)%
   2001                                                 4   $ 11.17 to $ 11.17  $       47   1.25 % to 1.25  %   (1.50)% to  (1.50)%
MAXIM MONEY MARKET PORTFOLIO
   2005                                                81   $ 12.76 to $ 11.80  $    1,024   0.50 % to 1.25  %    1.51 % to   2.25 %
   2004                                                92   $ 11.54 to $ 12.57  $    1,139   0.50 % to 1.25  %   (0.31)% to   0.44 %
   2003                                               120   $ 11.49 to $ 12.61  $    1,484   0.50 % to 1.25  %   (0.52)% to   0.22 %
   2002                                               124   $ 11.46 to $ 12.68  $    1,560   0.50 % to 1.25  %    0.16 % to   0.88 %
   2001                                               125   $ 11.36 to $ 12.66  $    1,569   0.50 % to 1.25  %    2.43 % to   3.27 %
MAXIM STOCK INDEX PORTFOLIO
   2005                                                79   $ 26.70 to $ 26.70  $    2,108   1.25 % to 1.25  %    3.73 % to   3.73 %
   2004                                                91   $ 25.74 to $ 25.74  $    2,343   1.25 % to 1.25  %    9.37 % to   9.37 %
   2003                                               105   $ 23.53 to $ 23.53  $    2,472   1.25 % to 1.25  %   26.82 % to  26.82 %
   2002                                               107   $ 18.56 to $ 18.56  $    1,993   1.25 % to 1.25  %   (22.89% to (22.89)%
   2001                                               138   $ 24.07 to $ 24.07  $    3,317   1.25 % to 1.25  %   (12.79% to (12.79)%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
   2005                                                74   $ 29.67 to $ 14.99  $    1,656   0.50 % to 1.25  %    2.84 % to   3.59 %
   2004                                                76   $ 14.47 to $ 28.85  $    1,675   0.50 % to 1.25  %   13.60 % to  14.46 %
   2003                                                82   $ 12.64 to $ 25.39  $    1,626   0.50 % to 1.25  %   24.20 % to  25.14 %
   2002                                                74   $ 10.10 to $ 20.45  $    1,198   0.50 % to 1.25  %   (14.22% to (13.60)%
   2001                                                88   $ 11.69 to $ 23.84  $    1,522   0.50 % to 1.25  %    0.38 % to   1.12 %

                                                                                                                         (Continued)
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
   2005                                                22   $ 21.81 to $ 21.81  $      478   1.25 % to 1.25  %   12.71 % to  12.71 %
   2004                                                24   $ 19.35 to $ 19.35  $      470   1.25 % to 1.25  %   16.63 % to  16.63 %
   2003                                                23   $ 16.59 to $ 16.59  $      384   1.25 % to 1.25  %   36.11 % to  36.11 %
   2002                                                24   $ 12.19 to $ 12.19  $      295   1.25 % to 1.25  %   (22.95% to (22.95)%
   2001                                                37   $ 15.82 to $ 15.82  $      580   1.25 % to 1.25  %   (2.41)% to  (2.41)%
MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO
   2005                                                15   $ 25.04 to $ 25.04  $      387   1.25 % to 1.25  %    3.30 % to   3.30 %
   2004                                                20   $ 24.24 to $ 24.24  $      479   1.25 % to 1.25  %    4.68 % to   4.68 %
   2003                                                24   $ 23.15 to $ 23.15  $      554   1.25 % to 1.25  %   29.33 % to  29.33 %
   2002                                                26   $ 17.90 to $ 17.90  $      460   1.25 % to 1.25  %   (31.84% to (31.84)%
   2001                                                38   $ 26.26 to $ 26.26  $    1,008   1.25 % to 1.25  %   (23.82% to (23.82)%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
   2005                                                13   $ 16.85 to $ 16.85  $      218   1.25 % to 1.25  %    0.90 % to   0.90 %
   2004                                                16   $ 16.70 to $ 16.70  $      260   1.25 % to 1.25  %    2.61 % to   2.61 %
   2003                                                19   $ 16.27 to $ 16.27  $      313   1.25 % to 1.25  %    1.30 % to   1.30 %
   2002                                                22   $ 16.06 to $ 16.06  $      345   1.25 % to 1.25  %    8.44 % to   8.44 %
   2001                                                14   $ 14.81 to $ 14.81  $      210   1.25 % to 1.25  %    5.71 % to   5.71 %
MAXIM VALUE INDEX PORTFOLIO
   2005                                                24   $ 13.67 to $ 13.67  $      325   1.25 % to 1.25  %    4.11 % to   4.11 %
   2004                                                25   $ 13.13 to $ 13.13  $      331   1.25 % to 1.25  %   13.61 % to  13.61 %
   2003                                                24   $ 11.56 to $ 11.56  $      274   1.25 % to 1.25  %   28.81 % to  28.81 %
   2002                                                11   $  8.97 to $  8.97  $       96   1.25 % to 1.25  %   (22.47% to (22.47)%
   2001                                                12   $ 11.57 to $ 11.57  $      142   1.25 % to 1.25  %   (13.46% to (13.46)%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
   2005                                                39   $ 14.64 to $ 14.64  $      568   0.50 % to 0.50  %   17.50 % to  17.50 %
   2004                                                37   $ 12.46 to $ 12.46  $      467   0.50 % to 0.50  %   18.38 % to  18.38 %
   2003                                                36   $ 10.52 to $ 10.52  $      376   0.50 % to 0.50  %   34.42 % to  34.42 %
   2002                                                33   $  7.83 to $  7.83  $      260   0.50 % to 0.50  %   (24.49% to (24.49)%
   2001                                                31   $ 10.37 to $ 10.37  $      319   0.50 % to 0.50  %   (3.36)% to  (3.36)%
TEMPLETON FTVIPT FOREIGN SECURITIES CLASS I PORTFOLIO
   2005                                                27   $ 13.96 to $ 13.96  $      379   0.50 % to 0.50  %    9.92 % to   9.92 %
   2004                                                30   $ 12.70 to $ 12.70  $      381   0.50 % to 0.50  %   18.28 % to  18.28 %
   2003                                                30   $ 10.74 to $ 10.74  $      324   0.50 % to 0.50  %   31.89 % to  31.89 %
   2002                                                23   $  8.14 to $  8.14  $      191   0.50 % to 0.50  %   (18.84% to (18.84)%
   2001                                                21   $ 10.03 to $ 10.03  $      207   0.50 % to 0.50  %   (16.14% to (16.14)%

                                                                                                                        (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2005

1. ORGANIZATION
      The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

      As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim Series I) were and will remain subject to the previous charges while the contracts purchased after September 24, 1984 (Maxim Series II) are charged with the new amounts (see Note 4). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

      As of September 19, 1994, the Company began offering a new contract in the Series Account (Maxim Series III MVP contracts). The administrative charges for these contracts differ from the administrative charges for the contracts in the Maxim Series I and Maxim Series II (see Note 4) and are therefore accounted for separately. On September 1, 1998, the Company began offering an additional contract within Maxim Series III, the AICPA contracts. The administrative charges for these contracts are different from the charges for the MVP contracts within Maxim Series III (see Note
      4).

      Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.    SIGNIFICANT ACCOUNTING POLICIES Use of Estimates
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      Security Transactions

      Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

      Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

      Contracts in the Payout Phase

      Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

      Federal Income Taxes

      The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

      Net Transfers

      Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

      Investment Income Ratio

      The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3. PURCHASES AND SALES OF INVESTMENTS

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                              Purchases            Sales
                                                            ---------------    ---------------
      Maxim Series I Account:
      Maxim Money Market Portfolio                       $                  $
                                                                       211              8,806
      Maxim Stock Index Portfolio
                                                                     1,263                199
                                                            ---------------    ---------------
                                                            ---------------    ---------------

      Total                                              $           1,474  $           9,005
                                                            ===============    ===============
                                                            ===============    ===============


                                                              Purchases            Sales
                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Maxim Series II Account:
      Maxim Money Market Portfolio                       $                  $
                                                                    83,128            156,735
      Maxim Stock Index Portfolio
                                                                   969,491          1,388,887
      Maxim U.S. Government Securities Portfolio
                                                                   217,303            510,072
                                                            ---------------    ---------------
                                                            ---------------    ---------------

      Total                                              $       1,269,922  $       2,055,694
                                                            ===============    ===============






                                                              Purchases            Sales
                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Maxim Series III Account:
      Dreyfus Stock Index Portfolio                      $                  $
                                                                    44,586             12,572
      Fidelity VIP Contrafund Portfolio
                                                                    15,099             52,090
      Janus Aspen Series Flexible Income Portfolio
                                                                    27,674             10,712
      Maxim Aggressive Profile I Portfolio
                                                                     3,102                261
      Maxim Ariel MidCap Value Portfolio
                                                                    66,496            150,403
      Maxim Ariel Small-Cap Value Portfolio
                                                                    35,848             13,838
      Maxim Bond Index Portfolio
                                                                     2,539              1,790
      Maxim Conservative Profile I Portfolio
                                                                     2,214                502
      Maxim Growth Index Portfolio
                                                                    23,204            108,409
      Maxim Index 600 Portfolio
                                                                    28,722             42,565
      Maxim INVESCO ADR Portfolio
                                                                    86,167             28,018
      Maxim Loomis Sayles Bond Portfolio
                                                                    24,269             79,126
      Maxim Moderate Profile I Portfolio
                                                                    36,831             64,177
      Maxim Moderately Aggressive Profile I Portfolio
                                                                    18,211             30,911
      Maxim Moderately Conservative Profile I Portfolio
                                                                     4,118                925
      Maxim Money Market Portfolio
                                                                   188,882            303,936
      Maxim Stock Index Portfolio
                                                                   184,519            341,111
      Maxim T. Rowe Price Equity/Income Portfolio
                                                                   195,477            149,768
      Maxim T. Rowe Price MidCap Growth Portfolio
                                                                    54,039             78,190
      Maxim Trusco Small-Cap Growth Portfolio
                                                                     3,147            107,297
      Maxim U.S. Government Securities Portfolio
                                                                    11,646             47,369
      Maxim Value Index Portfolio
                                                                    16,274             33,225
      Neuberger & Berman AMT Partners Portfolio
                                                                   101,004             81,361
      Templeton FTVIPT Foreign Securities Class I
      Portfolio                                                     37,504             73,788
                                                            ---------------    ---------------
                                                            ---------------    ---------------

      Total                                              $       1,211,572  $       1,812,344
                                                            ===============    ===============


4. EXPENSES AND RELATED PARTY TRANSACTIONS

      Below is a description of the types of charges assessed by the separate account. The chart that follows the descriptions indicates the fees for each product.

      Contract Maintenance Charge (or Certificate Maintenance Charge, as applicable)

      On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners (or certificate owners in the case of the AICPA contracts). If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

      Charges Incurred for Total or Partial Surrenders

      Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" for Maxim III MVP contracts is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

      Deductions for Assumption of Mortality and Expense Risks

      The Company deducts an amount, computed daily, from the net asset value of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change.

      Deductions for Premium Taxes

      The Company currently will pay any applicable premium tax or other tax, levied by the government, when due. If the contract value is used to purchase an annuity under the annuity options, the dollar amount of any premium tax previously paid or payable upon annuitization by the Company will be charged against the contract value.

      Fee Table
                                              Maxim I       Maxim II             Maxim III
                                                                          ------------------------
                                                                          ------------------------
                                                                              MVP          AICPA
                                                -------       --------      -------       --------
      Contract/Certificate Maintenance        $     30     $       35       $   27     $     30*
      Charge
                                                -------       --------      -------       --------
      Transfers                               $      0     $        0       $    0     $     24**
                                                -------       --------      -------       --------
      Mortality & Expense Risks                  1.25%          1.40%        1.25%          .5%
                                                -------       --------      -------       --------

      * Fee is waived if account balance is greater than $25,000 on the contract anniversary date. ** Fee is assessed per transfer if there are more than 24 transfers per calendar year.

      Related Party Transactions

      GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC ("MCM")) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5. ACCUMULATION UNIT VALUES

      A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2005 is included on the following pages.

      The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

      The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized. As the total return for the five years ended December 31, 2005 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                                     PART C
                                OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

           (a)    Financial Statements


        The consolidated balance sheets of Great-West Life & Annuity Insurance Company ("Great-West") as of December 31, 2004 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005, as well as the statement of assets and liabilities of Maxim Series Account as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended are included in Part B.


           (b)    Exhibits

               (1) Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

               (2)  Not Applicable



               (3) Underwriting Agreement between Great-West and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant's Pre- Effective Amendment No. 1 (File No. 333-44839) filed August 14, 1998.

               (4) Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed March 10, 1982. Form of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 811-03249) filed April 27, 2001.


               (5) Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed March 10, 1982. Form of application used with variable annuity contract currently is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 811-03249) filed April 27, 2001.


               (6) Copies of Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor's Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996; Amended Bylaws of Depositor are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 811-03972), Accession No. 0000740858-06-000010.


               (7)  Not Applicable


               (8)(a) Form of participation agreement with Maxim Series Fund,
                    Inc. is filed herewith.

               (8)(b) Form of participation agreement with Fidelity Insurance
                    Products Fund is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-44839) filed on August 14, 1998.


               (9) Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 (File No. 33-82610) filed April 27, 2001.

               (10) (a) Written Consent of Jorden Burt LLP filed herewith. (b)
                    Written Consent of Deloitte & Touche LLP filed herewith.

          .    (11) Not Applicable

               (12) Not Applicable


Item 25.   Directors and Officers of the Depositor

--------------------------------- ------------------------------- -------------------------------

Name                              Principal Business Address        Positions and Offices with
                                  Depositor

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

J.Balog                           2205 North Southwinds Boulevard,  Director
                                  Apt. 307
                                  Vero Beach, Florida 32963

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

J.W. Burns, O.C.                  Power Corporation of Canada     Director
                                  1 Lombard Place, 26th Floor
                                  Winnipeg, Manitoba, Canada
                                  R3B 0X5

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

O.T. Dackow                       8515 East Orchard Road           Director
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

A. Desmarais                      Power Corporation of Canada     Director
                                  751 Victoria Square,
                                  Montreal, Quebec, Canada
                                  H2Y 2J3

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

P. Desmarais, Jr.                 Power Corporation of Canada     Director
                                  751 Victoria Square,
                                  Montreal,Quebec, Canada H2Y 2J3

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

R. Gratton                        Power Financial Corporation     Vice-Chairman
                                  751 Victoria Square,
                                  Montreal, Quebec, Canada H2Y 2J3

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

K.P. Kavanagh, C. M.              100 Osborne Street North        Director
                                  Winnipeg, Manitoba, Canada
                                  R3C 3A5

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

W. Mackness                       696 Whitehaven Crescent         Director
                                  London, Ontario, Canada N6G 4V4

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

W.T. McCallum                     8515 East Orchard Road          Vice-Chairman
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

R.L. McFeetors                    8515 East Orchard Road          Director, President and Chief
                                  Greenwood Village, CO 80111     Executive Officer

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

J.E.A.Nickerson                   H.B. Nickerson & Sons Limited     Director
                                  P.O. Box 130
                                  255 Commercial Street
                                  North Sydney, Nova Scotia,
                                  Canada B2A 3M2

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

D.A. Nield                        330 University Avenue            Director
                                  Toronto, Ontario, Canada M5G
                                  1R8

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

R.J. Orr                          Power Financial Corporation      Director
                                  751 Victoria Square,
                                  Montreal, Quebec, Canada
                                  H2Y 2J3

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

M.Plessis-Belair, F. C. A.        Power Corporation of Canada     Director
                                  751 Victoria Square, Montreal,
                                  Quebec, Canada H2Y 2J3

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

B.E. Walsh                        Saguenay Capital, LLC           Director
                                  Two Manhattanville Rd, #403
                                  Purchase, New York
                                  10577

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

S.M. Corbett                      8515 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Investments

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

G.R. Derback                      8515 East Orchard Road          Senior Vice President and
                                  Greenwood Village, CO 80111     Controller

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

T.L. Fouts                        8505 East Orchard Road          Senior Vice President and
                                  Greenwood Village, CO 80111     Chief Medical Officer

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

J.R. Gabbert                      8505 East Orchard Road          Senior Vice President and
                                  Greenwood Village, CO 80111     Chief Information Officer

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

M.T. G. Graye                     8515 East Orchard Road          Executive Vice President and
                                  Greenwood Village, CO 80111     Chief Financial Officer

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

D.A. Goldin                       8505 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Healthcare Operations

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

W.T. Hoffmann                     8515 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Investments

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

C.M. Knackstedt                   8505 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Healthcare Management

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

D.C. Lennox                       8525 East Orchard Road          Senior Vice President, General
                                  Greenwood Village, CO 80111     Counsel and Secretary

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

J.L. McCallen                     8515 East Orchard Road          Senior Vice President and
                                  Greenwood Village, CO 80111     Actuary

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

G.R. McDonald                     8515 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Corporate Administration

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

C.P. Nelson                       8515 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Retirement Services

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

R.F. Rivers                       8505 East Orchard Road          Executive Vice President,
                                  Greenwood Village, CO 80111     Healthcare

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

M.Rosenbaum                       8505 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Healthcare Finance

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

G.E. Seller                       8515 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Government Markets

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

R.K. Shaw                         8515 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Individual Markets

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

D.J. Stefanson                    8505 East Orchard Road          Senior Vice President,
                                  Greenwood Village, CO 80111     Healthcare Underwriting

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

G.D. Webb                         8515 East Orchard Road          Senior Vice President, P/NP
                                  Greenwood Village, CO 80111     Operations

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

D.L. Wooden                       8515 East Orchard Road          Executive Vice President,
                                  Greenwood Village, CO 80111     Financial Services

--------------------------------- ------------------------------- -------------------------------


Item 26. Persons controlled by or under common control with the Depositor or Registrant
         ------------------------------------------------------------------------------



(State/Country of Organization) - Nature of Business
Power Corporation of Canada (Canada) - Holding and Management Company
  100.0% - 2795957 Canada Inc. (Canada) - Holding Company
    100.0% - 171263 Canada Inc.  (Canada) - Holding Company
         66.4% - Power Financial Corporation (Canada) - Holding Company
           70.6% - Great-West Lifeco Inc. (Canada) - Holding Company
             100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                 100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                    100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                             60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (Canada) - Holding Company
                             60.0% - Great-West Life & Annuity Insurance Capital, LLC (Delaware) - Holding Company
                            100.0% - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance
                                     Company
                                     100.0% - First Great-West Life & Annuity Insurance Company (New York) - Life and Health
                                              Insurance Company
                                     100.0% - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                     100.0% - Alta Health & Life Insurance Company (Indiana) - Life
                                              and Health Insurance Company
                                     100.0% - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                              100.0% - GWFS Equities, Inc. (Delaware) - Securities Broker/Dealer
                                              100.0% - BenefitsCorp, Inc. of Wyoming (Wyoming) - Insurance Agency
                                     100.0% - Canada Life Insurance Company of America (Michigan) - Life and
                                              Health Insurance Company
                                              100.0% - Great-West Life & Annuity Insurance Company of South
                                                       Carolina (South Carolina) - Captive Insurance Company
                                     100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party Administrator
                                     100.0% - EMJAY Corporation (Wisconsin) - Third Party Administrator
                                              100.0% - EMJAY Retirement Plan Services, Inc.  (Wisconsin) - Third Party Administrator
                                     100.0% - Great-West Healthcare Holdings, Inc.  (Colorado) - Holding Company
                                              100.0% - Great-West Healthcare, Inc. (Vermont) - Network contracting, development and management
                                              100.0% - Great-West Healthcare of Arizona, Inc. (Arizona)
                                                       - Health Care Services Organization
                                              100.0% - Great-West Healthcare of California, Inc. (California)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Colorado, Inc. (Colorado)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Florida, Inc. (Florida)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Georgia, Inc. (Georgia)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Illinois, Inc. (Illinois)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Indiana, Inc. (Indiana)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Massachusetts, Inc. (Massachusetts)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of New Jersey, Inc. (New Jersey)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of North Carolina, Inc. (North Carolina)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Ohio, Inc. (Ohio)
                                                       - Health Insuring Corporation
                                              100.0% - Great-West Healthcare of Oregon, Inc. (Oregon)
                                                       - Health Care Service Contractors
                                              100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Tennessee, Inc. (Tennessee)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Texas, Inc. (Texas)
                                                       - Health Maintenance Organization
                                              100.0% - Great-West Healthcare of Washington, Inc. (Washington)
                                                       - Health Care Service Contractors
                                              100.0% - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                                     100.0% - Mediversal, Inc. (Nevada) - Third Party Administrator
                                     100.0% - Universal Claims Administration (Nevada) - Third Party Administrator
                                     100.0% - FASCore, LLC (Colorado) - Third Party Administrator
                                     100.0% - GWL Properties Inc. (Colorado) - Real Estate Corporation
                                      50.0% - Westkin Properties Ltd. (California) - Real Estate Corporation
                                     100.0% - Great-West Benefit Services, Inc. (Delaware) - Leasing Company
                                      89.6% - Maxim Series Fund, Inc. (Maryland) - Investment Company
                                     100.0% - GW Capital Management, LLC (Colorado) - Investment Adviser
                                              100.0% - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                              100.0% - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                                     100.0% - Orchard Trust Company, LLC (Colorado) - Trust Company




Item 27.   Number of Owners


           As of March 31, 2006, there were 441 Owners. 282 of the Owners are qualified, while the other 159 Owners are non-qualified.


Item 28.   Indemnification


           Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer, or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:


                        Colorado Business Corporation Act

   Article 109 - INDEMNIFICATION

   Section 7-109-101.  Definitions.

As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold any similar position with, another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

           (3) "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

                  (a) The person conducted himself or herself in good faith; and

                  (b) The person reasonably believed:

                         (I) In the case of conduct in an official capacity with
the corporation, that his or her conduct was in the corporation's best interests; and

                         (II) In all other cases, that his or her conduct was at
least not opposed to the corporation's best interests; and

                  (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a) The director furnishes the corporation a written affirmation of the director's good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                    (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

   Section 7-109-106.  Determination and Authorization of Indemnification of
                       Directors.

           (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

          (2) The determinations required by under subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or
(b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b) By the shareholders.

           (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

   Section 7-109-107.  Indemnification of Officers, Employees, Fiduciaries, and
                       Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.

                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.



                              Bylaws of Great-West

           Article IV.  Indemnification

        SECTION 1. In this Article, the following terms shall have the following meanings:



          (a) "expenses" means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;


          (b) "liability" means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;


          (c) "party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;


          (d) "proceeding" means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.


        SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:



               (a) the person conducted himself or herself in good faith; and


               (b) the person reasonably believed that his or her conduct was in the corporation's best interests; and


               (c) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and


               (d) if the person is or was an employee of the corporation, the person acted in the ordinary course of the person's employment with the corporation.


        SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:



          (a) the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and


          (b)  with respect to the matter(s) giving rise to the proceeding:


               (i)  the person conducted himself or herself in good faith; and


               (ii) the person reasonably believed that his or her conduct was at least not opposed to the corporation's best interests (in the case of a trustee of one of the corporation's staff benefits plans, this means that the person's conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and


               (iii) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and


           if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person's employment with the other company or entity.



Item 29.   Principal Underwriter


          (a) GWFS Equities, Inc. currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account, Maxim Series Account, COLI VUL-2 Series Account, Variable Annuity-1 Series Account of Great-West and Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company in addition to those of the Registrant.


          (b)  Directors and Officers of GWFS

--------------------------------- ------------------------------- -------------------------------

              Name                  Principal Business Address     Position and Officers with
                                                                           Underwriter

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

C.P. Nelson                       8515 East Orchard Road          Chairman, President and Chief
                                  Greenwood Village, CO 80111     Executive Officer

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

R.K. Shaw                         8515 East Orchard Road          Director
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

G.E. Seller                       18101 Von Karman Ave.           Director and
                                  Suite 1460                      Senior Vice President
                                  Irvine, CA 92715

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

G.R. McDonald                     8515 East Orchard Road          Director
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

T.M. Connolly                     300 Broadacres Drive            Vice President
                                  Bloomfield, NJ 07003

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

M.R. Edwards                      8515 East Orchard Road          Vice President
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

W.S. Harmon                       8515 East Orchard Road          Vice President
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

K.A. Morris                       500 North Central               Vice President
                                  Suite 220
                                  Glendale, CA 91203

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

M.P. Sole                         One North LaSalle               Vice President
                                  Suite 3200
                                  Chicago, IL 60602

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

G.R. Derback                      8515 East Orchard Road          Treasurer
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

B.A. Byrne                        8525 East Orchard Road          Secretary and
                                  Greenwood Village, CO 80111     Chief Compliance Officer

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

D.K. Cohen                        8515 East Orchard Road          Assistant Vice President,
                                  Greenwood Village, CO 80111     Taxation

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

T.L. Luiz                         8515 East Orchard Road          Compliance Officer
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- -------------------------------

M.C. Maiers                       8515 East Orchard Road         Investments Compliance Officer
                                  Greenwood Village, CO 80111

--------------------------------- ------------------------------- -------------------------------

               (c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:

                      Net
Name of           Underwriting    Compensation
Principal         Discounts and        on           Brokerage
Underwriter       Commissions      Redemption      Commissions   Compensation

GWFS                  -0-              -0-             -0-             -0-


Item 30.   Location of Accounts and Records


           All accounts, books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.


Item 31.   Management Services

           Not Applicable.

Item 32.          Undertakings

           (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.



                  Great-West represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West.

                                       S-1
                                   SIGNATURES



        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 15 to the Registration Statement and has caused this Registration Statement on Form N-4 to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 26th day of April, 2006.


                               MAXIM SERIES ACCOUNT
                               (Registrant)


                                BY:   /s/ R. L. McFeetors
                                      -----------------------------
                                      R. L. McFeetors
                                      President and Chief Executive Officer



                                BY: GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                 (Depositor)


                                BY:   /s/ R. L. McFeetors
                                      -----------------------------
                                      R. L. McFeetors
                                      President and Chief Executive Officer


        As required by the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ R. Gratton
----------------------------
R. Gratton*                         Vice-Chairman of the Board          April 26, 2006
                                                                        --------------


/s/ W. T. McCallum
----------------------------
W. T. McCallum                      Vice-Chairman of the Board          April 26, 2006
                                                                        --------------


/s/ R. L. McFeetors
-----------------------------
R. L. McFeetors                     Director, President and             April 26, 2006
                                    Chief Executive Officer             --------------

/s/ M. T. G. Graye
-----------------------------       Executive Vice President and        April 26, 2006
M. T. G. Graye                      Chief Financial Officer             --------------



/s/ J. Balog
----------------------------
J. Balog*                            Director                           April 26, 2006
                                                                        --------------

/s/ J. W. Burns
--------------------------------
J. W. Burns*                         Director                           April 26, 2006
                                                                        --------------

/s/ O. T. Dackow
-------------------------------
O. T. Dackow*                        Director                           April 26, 2006
                                                                        --------------

/s/ A. Desmarais
-------------------------------
A. Desmarais*                        Director                           April 26, 2006
                                                                        --------------

/s/ P. Desmarais
------------------------------
P. Desmarais, Jr.*                   Director                           April 26, 2006
                                                                        --------------

/s/ K. P. Kavanagh
------------------------------
K. P. Kavanagh*                      Director                           April 26, 2006
                                                                        --------------

/s/ W. Mackness
------------------------------
W. Mackness*                         Director                           April 26, 2006
                                                                        --------------

/s/ J. E. A. Nickerson
-----------------------------
J. E. A. Nickerson*                  Director                           April 26, 2006
                                                                        --------------





D. A. Nield                          Director





R. J. Orr                            Director


/s/ M. Plessis-Belair
-----------------------------
M. Plessis-Belair*                   Director                           April 26, 2006
                                                                        --------------

/s/ B. E. Walsh
-----------------------------
B. E. Walsh*                         Director                           April 26, 2006
                                                                        --------------



*By:    /s/ Glen R. Derback                                             April 26, 2006
        ---------------------                                           --------------


Attorney-in-fact pursuant to Powers of Attorney incorporated by reference to Registrant's initial Registration Statement on Form N-4 (File No. 333-44839) filed on January 23, 1998 and incorporated herein by reference.